                                                               Exhibit 10.10
                                                               Conformed Copy

                              DATED 10 January 1989

                              LUCAS INDUSTRIES plc

                                     - and -

                   THE LAW DEBENTURE TRUST CORPORATION p.l.c.

                       ----------------------------------

                                T R U S T D E E D

                                  constituting

                               (pound)100,000,000
                        10 7/8 per cent. Bonds Due 2020

                       ----------------------------------

                                For the Company:
                                 Allen & Oveary,
                                  9 Cheapside,
                                London EC2V 6AD.

                                FOR THE TRUSTEE:
                              LINKLATERS & PAINES.
                                BARRINGTON HOUSE,
                              59-67 GRESHAM STREET,
                                LONDON EC2V 7JA.

                                    I N D E X
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CLAUSE                                                                                                         PAGE
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1.       Definitions..............................................................................................1

2.       Amount and Ranking of the Original Bonds and covenant to pay principal

SCHEDULES
---------

THIS TRUST DEED is made the 10th day of January 1989 BETWEEN LUCAS INDUSTRIES plc a company incorporated in England with registered number 54802 whose registered office is at Great King Street, Birmingham B19 ZIF (hereinafter called the "Company") and THE LAW DEBENTURE TRUST CORPORATION p.l.c. a company incorporated under the laws of England whose principal office is at Princes
House, 95 Cresham Street, London EC2V 7LY (hereinafter called the "Trustee"
which expression shall, wherever the context so admits, include such company and all other persons or companies for the time being the trustee or trustees of these presents) of the second part.

WHEREAS:

(1)      By a resolution of the Board of Directors of the Company passed on 12
December 1988 and a resolution of a duly constituted committee of the Board of
Directors passed on 13 December 1988 the Company has resolved to issue(pound)100,000,000 10 ? per cent. Bonds Due 2020 to be constituted in the manner hereinafter appearing.

(2)      The said Original Bonds when issued as definitive bonds in exchange for the Original Global Bond (as hereinafter defined) will be in bearer form with coupons attached.

(3)      The Trustee has agreed to act as trustee of these presents upon and subject to the terms and conditions hereinafter contained.

NOW THIS TRUST DEED WITNESSES AND IT IS HEREBY AGREED AND DECLARED as follows:

1.       Definitions
         -----------

         (A)   IN these presents unless there is anything in the subject
or context inconsistent therewith the expressions listed below shall have the following meanings, namely:

         "Adjusted Capital and Reserves" means at any relevant time the aggregate of the amount of the issued and paid up share capital of the
         Company and the aggregate amount standing to the credit of the consolidated capital and revenue reserves of the Company and the
         Subsidiaries (including for the purpose hereof any share premium account, capital redemption reserve, revaluation reserve, the unappropriated balance of investment grants and the amount standing to the credit of the profit and loss account), all as shown in the Latest
         Consolidated Balance Sheet but:

                  (i)    adjusted as may be appropriate to take account of (a)
                  any increase in or reduction of such share capital and
                  reserves (other than in respect of any unaudited profit or loss attributed to the ordinary course of business) since
                  the date to which the Latest Consolidated Balance Sheet
                  shall have been made up (which shall include an issue or
                  proposed issue of share capital for cash which has been
                  unconditionally underwritten to the extent that the
                  underwriters are liable therefor and that such capital is
                  required to be paid up within six months from the date when such underwriting liability becomes unconditional), (b) any distributions in cash or in specie made (otherwise than to the Company or to a Subsidiary from such reserves or profit and loss account since such date and not

                                                                               2

                  provided for therein, (c) any Subsidiary not consolidated in the Latest Consolidated Balance Sheet, any companies which since the date thereof have ceased to be Subsidiaries and
                  any companies which will become or will cease to be
                  Subsidiaries as a result of the transaction in relation to which the calculation fails to be made, and (d) any other
                  variation in the Company's interests in Subsidiaries since the date of the Latest Consolidated Balance Sheet;

                  (ii)   after excluding any sums set aside for taxation
                  (including deferred tax) and any amount attributable to
                  minority interests in Subsidiaries;

                  (iii)  after deducting all amounts (if any) attributable to goodwill or otherwise attributable to intangible assets and any debit balance on profit and loss account or other
                  reserve account;

                  (iv)   adding thereto, in accordance with generally accepted
                  accounting principles of the United States of America, sums equivalent to the unamortized balance of goodwill arising on acquisitions of companies and businesses remaining part of the Group which, as at the date of the relevant calculation, have been written off against share capital and reserves in accordance with United Kingdom accounting practices;

                  (v)    after deducting an amount equal to such part of the
                  interest of the Company or any of the Subsidiaries in a
                  related company as is attributable to any post-acquisition undistributed profits and reserves, but including such
                  interests at original cost or, if lower, book value;

                  (vi)   after deducting (if not otherwise deducted) such amount
                  (if any) as the Auditors shall consider appropriate in
                  respect of any contingent taxation liabilities on the net
                  amount by which the fixed assets of the Company and the
                  Subsidiaries shall have been written up as a result of any revaluation; and

                  (vii)  after making such other adjustments (if any) as the
                  Auditors may consider appropriate.

         "Auditors" means the auditors for the time being of the Company or, in the event of their being unable or unwilling to carry out any action requested of them pursuant to the provisions of these presents, such other firm of chartered accounts as the Trustee may in writing nominate or approve for the purpose after consultation with the Company;

         "Bearer Security" means a Security which is for the time being in bearer form;

         "Borrowed Money" means (a) money borrowed and premiums in respect thereof, (b) liabilities under or in respect of any acceptance or acceptance credit and (c) the principal and premium (if any) for the time being outstanding of any notes, bonds, debentures, loan stock or other securities whether issued in whole or in part for cash or other consideration;

                                                                               3

         "Borrowings" means and includes as at any date:

                  (i)    all moneys borrowed (with or without security) by any
                  member of the Group;

                  (ii)   the nominal amount of the issued redeemable share
                  capital (other than equity share capital as defined in
                  Section 744 of the Companies Act 1985) of any Subsidiary,
                  which is not beneficially owned by the Company or another
                  Subsidiary;

                  (iii)  the maximum amount for the time being outstanding for which any member of the Group has given security or is
                  liable as guarantor or indemnifier in respect of:

                         (a) obligations for redemption of any share capital of
                         any body corporate (other than share capital which is
                         beneficially owned by any member of the Group); or

                         (b) the principal amount of moneys borrowed or other
                         indebtedness of any person other than a member of the
                         Group;

                  (iv)   the principal amount raised by any member of the Group
                  by acceptances (not being acceptances in relation to the
                  purchase of goods or services in the ordinary course of
                  business which have been outstanding for 180 days or less)
                  or under any acceptance credit opened on its behalf by a
                  bank or accepting house; and

                  (v)    the principal amount of any debenture (as defined by
                  Section 744 of the Companies Act 1985) of any member of the
                  Group; provided however that, in the case of a debenture
                  which constitutes a deep discount security for the purposes of section 57 of, and Schedule 4 to, the Income and
                  Corporation Taxes Act 1988 and contains provision for
                  prepayment or acceleration, the principal amount shall be
                  deemed at any relevant time to be the highest amount which would, if such debenture were then to be repaid in
                  accordance with any such provision for prepayment or
                  acceleration, be repayable in respect of the principal
                  amount thereof;

         but shall not include:

                  (vi)   moneys borrowed and otherwise failing to be taken into
                  account pursuant to either of the limits set out in
                  Condition 3 and intended to be applied within six months of being so borrowed in the repayment of moneys borrowed then outstanding which fail to be taken into account pursuant to that Condition pending their application for such purpose or the expiration of such period whichever shall be the
                  earlier; provided that where the new moneys borrowed would otherwise fail to be taken into account pursuant to the
                  limit set out in sub-paragraph (b) of Condition 3 but the
                  moneys borrowed so to be repaid fail to be taken into
                  account only pursuant to the limit set out in sub-paragraph
                  (a) of Condition 3 the new

                                                                               4

                  amounts shall be taken into account and the moneys borrowed so to be repaid shall not;

                  (vii)  in the case of a Subsidiary, part of whose equity
                  share capital (defined as aforesaid) is beneficially owned otherwise than by the Company or another Subsidiary, the
                  proportion of the total amounts for the time being
                  outstanding of moneys borrowed by such Subsidiary, otherwise than from the Company or another Subsidiary, which
                  corresponds to the protection of the total amount of the
                  issued equity share capital of such Subsidiary, not
                  beneficially owned by the Company or another Subsidiary, but only to the extent that an amount equivalent to such
                  proportion exceeds moneys borrowed from such partly-owned
                  Subsidiary by the Company or another Subsidiary;

                  (viii) moneys held by the Company or a Subsidiary whether on deposit or current account or otherwise in connection with any scheme for the benefit of employees or their dependents;

                  (ix)   borrowings from banks or others for the purpose of
                  financing any contracts in respect of which any part of the price receivable is guaranteed or insured by the Export
                  Credits Guarantee Department of the Department of Trade and
                  Industry or by any other governmental department (whether in the United Kingdom or elsewhere) fulfilling a similar
                  function or any other institution approved by the Trustee
                  carrying on similar business to an amount not exceeding that part of the price receivable thereunder which is so
                  guaranteed or insured; and

                  (x)    moneys borrowed or raised for the purpose of making
                  deposits with H.M. Customs and Excise or other body
                  designated by any relevant legislation or order in
                  connection with import deposits or any similar governmental scheme and which are for the time being so deposited to the extent that the Company or the Subsidiary making such
                  deposit retains its interest therein;

         and so that:

                  (xi)   no amount shall be taken into account more than once in
                  the same calculation;

                  (xii)  when the aggregate amount of Borrowings required to be taken into account for the purpose of this definition on any particular day (a "Calculation Day") is being ascertained, any such Borrowings denominated or repayable in a currency other than sterling shall be converted for the purpose of
                  calculating the sterling equivalent at the average of the
                  rate of exchange prevailing on each of the 5 business days in London ending on and including a Calculation Day (and so that for this purpose the rate of exchange on any such day shall be taken as the middle market rate as at the close of business on such day);

                  (xiii) a sum equal to the amount of Borrowings of a company which becomes a Subsidiary after the date hereof and which are outstanding at the date when such company becomes a
                  Subsidiary shall for the period of six months from the date of

                                                                               5

                  such event be deemed not to be Borrowings for the purpose of either of the limits contained in Condition 3;

                  (xiv)  any company which it is proposed shall become or cease to be a Subsidiary contemporaneously with any relevant
                  transaction shall be treated as if it had already become or ceased to be a Subsidiary; and

                  (xv)   for the avoidance of doubt, amounts prospectively
                  payable for the hire or lease of movable or immovable
                  property shall not be deemed to be Borrowings
                  notwithstanding that a capital amount in respect of such
                  amounts may be included as a liability in the Latest
                  Consolidated Balance Sheet;

         "business day" means, unless for any purpose expressly defined in these presents or the Conditions, in any particular place a day on which banks in such place are open and, except for the purposes of Condition
         8, carrying on foreign exchange business; save that for the purposes of
         Clause 2(B) it shall mean any day on which banks are open for business in the place where the relevant Original Bond is duly presented and, in the case of payment by a transfer to a sterling account, in London;

         "CEDEL" means Centrale de Livraison de Valeurs Mobilieres S.A.;

         "Conditions" means in relation to the Original Bonds the Terms and
         Conditions endorsed on the Original Bonds in the form or substantially in the form set out in the Second Schedule as the same may from time to time be modified in accordance with these presents and any reference in these presents to a particular numbered Condition shall be construed accordingly and means in relation to any Further Securities the Terms and Conditions endorsed thereon in or substantially in the form set out or referred to in the supplemental deed relating thereto as any of the same may from time to time be modified in accordance with these presents and any reference in these presents to a particular numbered
         Condition shall in relation to any Further Securities be construed as a reference to the provisions (if any) in the Conditions thereof which correspond to those of the particular numbered Condition of the
         Original Bonds;

         "Couponholders" means the several persons who are for the time being holders of the Coupons;

         "Coupons" means the bearer coupons appertaining to the Securities and for the time being outstanding or, as the context may require, a specific number thereof and includes any replacements for Coupons issued pursuant to Condition 12;

         "Euro-clear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euro-clear system;

         "Event of Default" means any of the events provided in Condition 8 to be Events of Default (being events upon the happening of which
         Securities would, subject only to notice by the Trustee as therein provided, become immediately due and repayable);

                                                                               6

         "Extraordinary Resolution" has the meaning set out in paragraph 20 of the Third Schedule;

         "Further Securities" means bonds or notes of the Company constituted by a deed supplemental to this Trust Deed pursuant to Clause 2(D) or the amount thereof for the time being outstanding or, as the context may require, a specific number thereof, and includes any replacements for
         Further Securities issued pursuant to Condition 12 and, where applicable, any temporary global bond or note issued in respect thereof;

         "Group" means, at any time, the Company and the Subsidiaries and
         "member of the Group" shall be construed accordingly;

         "Holders" means the several persons who are for the time being holders of Securities;

         "Latest Consolidated Balance Sheet" means, at any date, the then latest consolidated balance sheet of the Company and its Subsidiaries prepared for the purpose of the Companies Act 1985 which has been audited and has been reported on by the Auditors as the main accounts of the Group, whether prepared in accordance with the historical cost convention or current cost convention or otherwise;

         "Principal Subsidiary" means at any time any Subsidiary:

                  (i)    whose turnover attributable to the Company exceeds 10
                  per cent of the consolidated turnover of the Company and the
                  Subsidiaries attributable to the shareholders of the
                  Company; or

                  (ii)   whose gross assets excluding assets arising from
                  transactions with the Company or any other Subsidiary and
                  which assets would be eliminated in the consolidated
                  accounts of the Company attributable to the Company amount in aggregate to 10 per cent or more of the consolidated
                  gross assets of the Company and the Subsidiaries
                  attributable to the shareholders of the Company;

         all as calculated by reference to the then latest audited accounts
         (consolidated in the case of a Subsidiary which itself has subsidiaries) of such Subsidiary and the then Latest Consolidated
         Balance Sheet; or

                  (iii)  to which is transferred the whole or substantially the whole of the assets and undertaking of a Subsidiary which
                  immediately prior to such transfer was a Principal
                  Subsidiary PROVIDED THAT the Subsidiary which so transfers its assets and undertaking shall forthwith upon such
                  transfer cease to be a Principal Subsidiary and the
                  Subsidiary to which the assets and undertaking are so
                  transferred shall cease to be a Principal Subsidiary at the date on which the first audited accounts of such Subsidiary and of the Company and the Subsidiaries prepared as of a
                  date later than such transfer are issued unless such
                  Subsidiary would continue to be a Principal Subsidiary on
                  the basis of such accounts by virtue of the provisions of
                  paragraph (ii) hereof.

                                                                               7

         Any report by the Auditors for the purposes of this definition and the provisions herein in respect of a company with subsidiaries shall be based on the conventionally consolidated figures as shown in the relevant audited accounts.

         A report by the Auditors that in their opinion a Subsidiary is or is not or was or was not at any particular time a Principal Subsidiary shall, in the absence of manifest error, be conclusive and binding on all parties hereto;

         "Original Bondholders" means the several persons who are for the time being holders of the Original Bonds;

         "Original Bonds" means the bearer bonds comprising the said
         (pound)100,000,000 10? per cent. Bonds Due 2020 hereby constituted or the amount thereof for the time being outstanding or, as the context may require, a specific number thereof and includes any replacements for Original Bonds issued pursuant to Condition 12 and (except for the purposes of Clauses 3(A), (B) and (C)) the Original Global Bond;

         "Original Couponholders" means the several persons who are for the time being holders of the Original Coupons;

         "Original Coupons" means the bearer coupons appertaining to the
         Original Bonds or, as the context may require, a specific number thereof and includes any replacements for Original Coupons issued pursuant to Condition 12;

         "outstanding" means in relation to the Securities all the Securities issued other than (a) those Securities which have been redeemed pursuant to Condition 5 or otherwise; (b) those Securities in respect of which the date for redemption in accordance with the Conditions has occurred and the redemption moneys wherefor (including premium (if any)
         and all interest payable thereon) have been duly paid to the Trustee or to the Principal Paying Agent in the manner provided in the Paying
         Agency Agreement (and where appropriate notice to that effect has been given to the relevant Holders in accordance with Condition 13) and remain available for payment against presentation of the relevant
         Securities and/or Coupons; (c) those Securities which have been purchased and cancelled in accordance with Condition 5; (d) those
         Securities which have become void under Condition 9; (e) those mutilated or defaced Securities which have been surrendered and cancelled and in respect of which replacements have been issued pursuant to Condition 12; (f) (for the purpose only of ascertaining the amount of the Securities outstanding and without prejudice to the status for any other purpose of the relevant Securities) those
         Securities which are alleged to have been lost, stolen, mutilated, defaced or destroyed and in respect of which replacements have been issued pursuant to Condition 12; and (g) any temporary global Security to the extent that it shall have been exchanged for Securities in definitive form pursuant to its provisions; Provided that for the purposes of (i) ascertaining the right to attend and vote at any meeting of the Holders, (ii) the determination of how many Securities are outstanding for the purposes of Conditions 8 and 14 and the Third
         Schedule, (iii) the exercise of any discretion, power or authority which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Holders and (iv) the certification (where relevant) by the

                                                                               8

         Trustee as to whether any of the events mentioned in Condition 8 is in its opinion materially prejudicial to the interests of the Holders, those Securities which are beneficially held by, or are held on behalf of, the Company or any Subsidiaries (unless and until ceasing to be so held) be deemed not to remain outstanding;

         "Paying Agents" means, in relation to the relevant Securities, the several institutions (including where the context permits the Principal
         Paying Agent) at their respective specified offices named as paying agents at the end of the Conditions and or any Successor Paying Agents
         appointed under the Paying Agency Agreement at their respective specified offices;

         "Paying Agency Agreement" means the Paying Agency Agreement dated 10
         January 1989 appointing the initial Paying Agents in respect of the
         Original Bonds and any other agreement for the time being in force appointing further or other Paying Agents in respect of the Original
         Bonds, or in connection with their duties, the terms of which have been approved in writing by the Trustee together with any agreement for the time being in force amending or modifying with the prior written approval of the Trustee any of the aforesaid agreements in relation to the Original Bonds and means in relation to any Further Securities the agreement appointing the initial Paying Agents in respect of such
         Further Securities and any other agreement for the time being in force appointing further or other Paying Agents or in connection with their duties the terms of which have previously been approved in writing by the Trustee together with any agreement for the time being in force amending or modifying with the prior written approval of the Trustee any of the aforesaid agreements in relation to such Further Securities;

         "Potential Event of Default" means an event or circumstance which with the giving of notice and/or lapse of time and/or the issuing of a certificate and/or the fulfilment of any other requirement provided for in Condition 8 could become an Event of Default;

         "principal" shall include in the case of the Original Bonds any sum payable as the redemption price pursuant to Condition 5(b);

         "Principal Paying Agent" in relation to the Original Bonds has the meaning ascribed thereto in the Paying Agency Agreement and means in relation to any Further Securities the bank or institution appointed pursuant to the relevant Paying Agency Agreement as the Principal
         Paying Agent in respect of such Further Securities or, in either case, any successor Principal Paying Agent;

         "Registered Security" means a Security for the time being in registered form;

         "repay", "redeem" and "pay" shall each include both the others and
         "repaid", "repayable" and "repayment", "redeemed", "redeemable" and
         "redemption" and "paid", "payable" and "payment" shall be construed accordingly;

         "Securities" means, as the context may require, the Original Bonds and/or any Further Securities and/or series thereof;

                                                                               9

         "Secured Borrowings" means the aggregate of Borrowings by the Company or any Subsidiary on the security of any mortgage or charge or other encumbrance over assets of a member of the Group;

         "Subsidiary" means a body corporate which is at the relevant time a subsidiary of the Company within the meaning of section 736 of the
         Companies Act 1985.

         "The Stock Exchange" means The International Stock Exchange of the
         United Kingdom and the Republic of Ireland Limited and, in the case of any Further Securities, such exchanges or markets (if any) on which the relevant Securities are to be listed on issue thereof or, in each case, such other exchange or market as is referred to in Clause 14(xvi);

         "these presents" means this Trust Deed and the Schedules and any trust deed supplemental hereto and the Schedules (if any) thereto all as from time to time modified in accordance with the provisions herein contained;

         "Transfer Agents" means in relation to any Registered Securities the several institutions at their respective specified offices referred to in the Conditions attaching to those Registered Securities or any successor Transfer Agents appointed therefor at their respective specified offices;

         "Trust Corporation" means a corporation entitled by rules made under the Public Trustee Act 1906 of Great Britain or entitled pursuant to any other comparable legislation applicable to a trustee in any other jurisdiction to carry out the functions of a custodian trustee;

         words denoting the singular number only shall include the plural number also and vice versa;

         words denoting one gender only shall include the other gender;

         words denoting persons only shall include firms and corporations and vice versa.

         (B)  (i)    All references in these presents to principal and/or
premium and/or interest in respect of the Securities or to any moneys payable by the Company under these presents or under the Securities and/or the Coupons shall be deemed to include a reference to any additional amounts which may be payable under Condition 7 or, if applicable, under any undertaking or covenant given pursuant to Clause 14(A)(xvi) or Clause 23(A)(iii).

              (ii)   All references in these presents to remuneration or costs
or charges or expenses shall include any value added tax or similar tax charged or chargeable in respect thereof.

              (iii)  All references in these presents to "pounds", "sterling",
"pounds sterling" or the sign "(pound)" shall be construed as references to the currency of the United Kingdom of Great Britain and Northern Ireland.

                                                                              10

              (iv)   All references in these presents to any provision of any
statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such re-enactment.

              (v)    Unless the context otherwise requires or unless
specifically defined herein words or expressions contained in these presents shall bear the same meanings as in the Companies Act 1985.

              (vi)   In this Trust Deed references to Schedules, Clauses, sub-
clauses, paragraphs and sub-paragraphs shall be construed as references to the
Schedules to this Trust Deed and to the Clauses, sub-clauses, paragraphs and sub-paragraphs of this Trust Deed respectively.

              (vii)  References in this Trust Deed to any action, remedy or method of judicial proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of judicial proceeding for the enforcement of the rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of judicial proceeding described or referred to in this Trust Deed.

2.       Amount and Ranking of the Original Bonds and covenant to pay principal
         ----------------------------------------------------------------------
         and interest on the Original Bonds
         ----------------------------------

         (A)  The aggregate principal amount of the Original Bonds is limited to
(pound)100,000,000. The Original Bonds and the Original Coupons will constitute unsecured obligations of the Company and rank and will rank pari passu without any preference or priority among themselves and equally with all other existing and future unsecured obligations of the Company, other than any subordinated or statutorily preferred obligations in the manner provided in these presents.

         (B)  The Company hereby covenants with the Trustee that it will, in accordance with the Conditions and these presents, on the due date for the final maturity of the Original Bonds as specified in the Conditions, or on such earlier date as any of them become payable thereunder, pay or procure to be paid unconditionally to or to the order of the Trustee in pounds sterling in immediately available funds in London the principal amount of the Original Bonds repayable on that date and shall in the meantime and until such payment as well after as before any judgment or other order of a court of competent jurisdiction pay or procure to be paid unconditionally to or to the order of the Trustee as aforesaid interest on the principal amount of the Original Bonds outstanding as set out in the Conditions PROVIDED THAT (i) in any case where the date of maturity of the principal or interest in respect of the Original Bonds or the date fixed for redemption of any Original Bond shall not be at any place of payment a business day, then payment of principal or interest shall not be made on such date at such place of payment but shall be made on the next succeeding day which is at such place of payment a business day, with the same force and effect as if made on the date of maturity or the date fixed for payment or redemption and no interest shall accrue for the period after such date; (ii)
every payment in accordance with the Conditions of principal or interest in respect of the Original Bonds to or to the account of the Principal Paying Agent in the manner provided in the Paying Agency Agreement shall operate in satisfaction pro tanto of the relevant covenant by the Company

                                                                              11

contained in this Clause (and shall be deemed for the purpose of this Clause to have been paid to or to the order of the Trustee) except to the extent that there is default in the subsequent payment thereof in accordance with the
Conditions to the Original Bondholders or Original Couponholders (as the case may be); (iii) in the case of any payment of principal made to the Trustee or the Principal Paying Agent after the due date or pursuant to Condition 8, interest shall continue to accrue at the rate set out in the Conditions on the principal amount of the Original Bonds up to and including the date (being not later than 14 days after the day on which the whole of such principal amount, together with an amount equal to the interest which has accrued and is to accrue up to and including that date, has been received by the Trustee or the Principal
Paying Agent) which the Trustee determines to be the date on and after which payment is to be made to the Original Bondholders in respect thereof as stated
in a notice given to the Original Bondholders in accordance with Condition 13 provided that such date for payment shall be as soon as is reasonably practicable after receipt by the Trustee or the Principal Paying Agent of any payment of principal; (iv) in any case where payment of the whole or any part of the principal amount of any Original Bond is improperly withheld or refused upon due presentation thereof (other than in circumstances contemplated by (iii)
above) interest shall accrue on the principal amount of such Original Bond payment of which has been so withheld or refused at the rate set out in the
Conditions from the date of such withholding or refusal until (but excluding)
the earlier of the date on which, on further presentation, payment in full of the principal in respect thereof is made and the seventh day after the date on which notice is given in accordance with the Conditions that the full amount payable in respect of such Original Bond is available for payment (provided that payment is in fact made on presentation); and (v) in any case where interest fails to be paid in respect of a period of less than a year the amount thereof shall be calculated on the basis of a 360 day year of 12 months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed.

         (C)  At any time after an Event of Default or a Potential Event of
Default has occurred, the Trustee may:

              (a)    by notice in writing to the Company the Principal Paying
              Agent and the Paying Agents require the Principal Paying Agent and the Paying Agents pursuant to the Paying Agency Agreement:

                     (i)   to act thereafter as Principal Paying Agent and
                     Paying Agents respectively of the Trustee in relation to
                     payments to be made by or on behalf of the Trustee under
                     the provisions of these presents mutatis mutandis on the
                     terms provided in the Paying Agency Agreement (save that
                     the Trustee's liability under any provisions thereof for
                     the indemnification remuneration and expenses of the
                     Principal Paying Agent and the Paying Agents shall be
                     limited to the amounts for the time being held by the
                     Trustee on the trusts of these presents) and thereafter to hold all Securities and Coupons and all sums, documents and records held by them in respect of Securities and Coupons
                     on behalf of the Trustee; or

                     (ii)  to deliver up all Securities and Coupons and all
                     sums, documents and records held by them in respect of
                     Securities and Coupons to the Trustee or as the Trustee
                     shall direct in such notice provided that such

                                                                              12

                     notice shall be deemed not to apply to any documents or
                     records which the relevant Paying Agent is obliged not to
                     release by any law or regulation; and

              (b)    by notice in writing to the Company require it to make all subsequent payments in respect of the Securities and Coupons to or to the order of the Trustee and not to the Principal Paying
              Agent; with effect from the issue of any such notice to the
              Company and until such notice is withdrawn proviso (ii) to sub-clause (B) of this Clause shall cease to have effect.

         (D)  (i)    The Company may from time to time (but subject always to
the provisions of this Trust Deed) without the consent of the Holders create and issue further notes, bonds or debentures and/or Further Securities either ranking pari passu with the Original Bonds in all respects (or in all respects except for the first payment of interest on them) and so that such further issue shall be consolidated and form a single series with the outstanding notes, bonds or debentures and/or Further Securities of any series (including the Original
Bonds) constituted by this Trust Deed or any deed supplemental to it or upon such terms as to interest, premium, redemption and otherwise as the Company may determine at the time of their issue. Any further notes, bonds or debentures and/or Further Securities forming a single series with the outstanding notes, bonds or debentures and/or Further Securities of any series (including the
Original Bonds) constituted by this Trust Deed or any deed supplemental to it shall, and any other notes, bonds or debentures and/or Further Securities may
(with the consent of the Trustee), be constituted by a deed supplemental to this
Trust Deed. In any such case the Company shall prior to the issue of any further bonds or notes to be so constituted (being Further Securities) or as soon as practicable thereafter execute and deliver to the Trustee a deed supplemental to this Trust Deed (if applicable duly stamped or denoted).

              (ii)   A memorandum of every such supplemental deed shall be
endorsed by the Trustee on this Trust Deed and by the Company on the duplicate of this Trust Deed.

         (E)  Any Further Securities not forming a single series with the
Original Bonds shall form a separate series and accordingly, unless for any purpose the Trustee in its absolute discretion shall otherwise determine, the provisions of sub-clauses (C), (D) and (E) of this Clause and of Clauses 4, 5,
7, 8, 9, 14 to 16 and 20 to 26 and the Third Schedule shall apply mutatis mutandis separately and independently to the Securities of each series and in such Clauses and Schedule the expression "Securities" and "Holders" shall be construed accordingly.

3.       Form of the Original Bonds and the Original Coupons
         ---------------------------------------------------

         (A)  THE Original Bonds and the Original Coupons shall be payable to bearer in the respective forms or substantially in the respective forms set out in the Second Schedule and the Original Bonds shall be issued in the denominations of (pound)10,000 and (pound)100,000 each (serially numbered) with the Original Coupons attached and shall be endorsed with the Conditions in the form or substantially in the form also set out in that Schedule. Title to the
Original Bonds and the Original Coupons shall pass by delivery. The Company shall procure that prior to their issue and delivery as hereinafter provided the
Original Bonds will be authenticated by a duly

                                                                              13

authorised officer of the Principal Paying Agent and none of the Original Bonds shall be valid for any purpose unless and until so authenticated.

         (B)  The Original Bonds and the Original Coupons shall be signed in facsimile by a Director of the Company and authenticated by or on behalf of the
Principal Paying Agent. The Company may use the facsimile signature of any person who at the date hereof is a Director of the Company notwithstanding that at the time of issue of any of the Original Bonds or the Original Coupons he may
have ceased for any reason to be the holder of such office.

         (C)  The Original Bonds (hereinafter in this sub-clause (C) called the
"Definitive Original Bonds") shall initially be represented by the Original
Global Bond which the Company shall deposit with a common depositary for
Euro-clear and CEDEL on terms that the interests therein shall be held for the account of the persons who would otherwise be entitled to receive the Definitive
Original Bonds and the successors in title to such persons as appearing in the records of Euro-clear or CEDEL, as the case may be, for the time being. The
Original Global Bond shall be in the form or substantially in the form set out in the First Schedule. The Original Global Bond shall be in the principal amount of (pound)100,000,000 and shall be signed manually by a representative of the
Company duly authorised by Board Resolution and authenticated by or on behalf of the Principal Paying Agent. Not earlier than the date which is 90 days after completion of the distribution of the Original Bonds, as determined by J. Henry
Schroder Wagg & Co. Limited and upon certification of non-United States beneficial ownership in accordance with the terms of the Original Global Bond, the Company shall issue the Definitive Original Bonds (together with the
Original Coupons attached) in exchange for the Original Global Bond in accordance with the undertaking contained therein. Pending such exchange the holder of the Original Global Bond shall, subject to the terms thereof, be deemed to be the holder of the Definitive Original Bonds and the Original
Coupons for all purposes.

4.       Stamp Duties and Taxes
         ----------------------

              The Company will pay any stamp, issue, registration, documentary or other taxes and duties, including interest and penalties, payable in the
United Kingdom in respect of the creation, issue and offering of the Original
Bonds and the Original Coupons and the execution or delivery of this Trust Deed.
The Company will also indemnify the Trustee, the Original Bondholders and the
Original Couponholders from and against all stamp, issue, registration, documentary or other taxes paid by any of them in any jurisdiction in connection with any action taken by or on behalf of the Trustee or, as the case may be,
(where entitled under Condition 14 to do so) the Original Bondholders or the
Original Couponholders to enforce the obligations of the Company under this
Trust Deed, the Original Bonds or the Original Coupons.

5.       Covenant to observe provisions of the Trust Deed
         ------------------------------------------------

              The Company hereby covenants with the Trustee that it will comply with and perform and observe all the provisions of this Trust Deed which are expressed to be binding on it. The Conditions and the provisions of this
Trust Deed shall be binding on the Company, the Trustee, the Holders and the
Couponholders and all persons claiming through or under them respectively and the Securities and Coupons shall be held subject thereto. The Trustee shall be entitled to enforce the obligations of the Company under the Securities, the
Coupons and the

                                                                              14

Conditions as if the same were set out and contained in these presents which shall be read and construed as one document with the Securities. The provisions contained in the Third Schedule shall have effect in the same manner as if herein set forth.

6.       Record of cancelled Securities and Coupons
         ------------------------------------------

         (A)  The Company shall procure that all Securities (i) redeemed or (ii)
purchased by or on behalf of the Company or any of its Subsidiaries and surrendered by the purchaser through the Company for cancellation or (iii)
which, being mutilated or defaced, have been surrendered and replaced pursuant to Condition 12 (together in each case with all unmatured Coupons attached thereto or delivered therewith) and all Coupons paid in accordance with the
Conditions or which, being mutilated or defaced, have been surrendered and replaced pursuant to Condition 12, shall forthwith be cancelled by or on behalf of the Company and a certificate stating (a) the aggregate principal amount of
Securities which have been redeemed and the aggregate amounts in respect of
Coupons which have been paid, (b) the serial numbers of such Securities, (c) the total numbers by maturity date of such Coupons, (d) the serial numbers of those
Securities (if any) which have been purchased by or on behalf of the Company or any Subsidiary and cancelled and the total number and maturity dates of the
Coupons attached thereto or surrendered therewith, and (a) the aggregate principal amounts of Securities and the aggregate amounts in respect of Coupons which, being mutilated or defaced, have been surrendered and replaced and the serial numbers of such Securities and the total number by maturity date of such
Coupons shall be given to the Trustee by or on behalf of the Company as soon as possible and in any event within three months after the date of such redemption, payment, purchase, replacement, and cancellation (as the case may be). The
Trustee may accept such certificate as conclusive evidence of redemption, payment, purchase, replacement and cancellation pro tanto of the Securities or payment of interest thereon respectively and of cancellation of the relevant
Securities and Coupons.

         (B)  The Company shall procure (i) that the Principal Paying Agent shall keep a full and complete record of all Securities and Coupons (other than serial numbers of Coupons) and of their redemption, payment, purchase and cancellation (as the case may be) and of all replacement Securities or Coupons issued in substitution for lost, stolen, mutilated, defaced or destroyed
Securities or Coupons and (ii) that such records (if any) shall be made available to the Trustee at all reasonable times.

7.       Enforcement by the Trustee
         --------------------------

         (A)  At any time after the Securities shall have become immediately due and repayable, the Trustee may at its discretion and without further notice take such proceedings as it may think fit against the Company to enforce the rights of the Holders or the Couponholders against the Company under the Securities, the Coupons or these presents.

         (B)  Should the Trustee take proceedings against the Company in accordance with sub-clause (A) of this Clause:

              (i)    proof therein that, as regards any Security, the Company
              has made default in paying any principal or premium or (where interest is payable against such Security) interest due in respect thereof shall (unless the contrary be proved) be

                                                                              15

              sufficient evidence that the Company has made the like default as regards all other Securities which are then due and repayable;
              and

              (ii)   proof therein that, as regards any specified Coupon, the
              Company has made default in paying any interest due in respect thereof shall (unless the contrary be proved) be sufficient evidence that the Company has made the like default as regards all other Coupons which are then due and payable.

         (C)  The Trustee shall not be bound to take any such proceedings as are mentioned in sub-clause (A) of this Clause unless respectively directed or requested to do so (i) by an Extraordinary Resolution or (ii) in writing by the
Holders of at least 20 per cent, of the principal amount of the Securities then outstanding and in either case then only if it shall be indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may thereby render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

         (D   No Holder or Couponholder shall be entitled to proceed directly against the Company to enforce the performance of any of the provisions of these presents or of the Securities or the Coupons unless the Trustee having become bound as aforesaid to take proceedings fails to do so within a reasonable period and such failure is continuing.

8.       Application of moneys by the Trustee
         ------------------------------------

         (A)  Without prejudice to the provisions of Clause 10, moneys received by the Trustee in respect of amounts payable under the Securities, the Coupons or these presents after the Securities shall have become immediately due and repayable shall be held by the Trustee upon trust to apply the same:

              FIRST in payment of all costs, charges and expenses incurred and payments made by the Trustee under the provisions of these presents and all remuneration payable to the Trustee;

              SECONDLY in or towards payment pari passu and rateably of all arrears of interest remaining unpaid in respect of the Securities and all principal moneys and premium due in respect of the
              Securities; and

              THIRDLY in payment of the balance (if any) to the Company.

         (B)  Without prejudice to the provisions of this Clause, if the Trustee shall hold any moneys which represent principal, premium or interest in respect of Securities or Coupons which have become void under Condition 9, the Trustee shall (subject to payment or provision for the payment or satisfaction of the said costs, charges, expenses and liabilities including the remuneration of the
Trustee) pay the same to the Company.

9.       Payments by the Trustee
         -----------------------

              The Trustee shall give or procure that there be given notice to the relevant Holders in accordance with Condition 13 of the day fixed for any payment to them under Clause

                                                                              16

8. Such payment may be made in accordance with Condition 6 and any payment so made shall be a good discharge to the Trustee.

10.      Investment by the Trustee
         -------------------------

         (A)  If the amount of the moneys at any time available for the payment of principal, premium (if any) and interest in respect of the Securities under
Clause 8 shall be less than 10 per cent. of the principal amount of the
Securities then outstanding the Trustee may at its discretion invest such moneys in some or one of the investments hereinafter authorised with power from time to time at the like discretion to vary such investments and such investments with the resulting income therefrom may be accumulated until the accumulations together with any other funds for the time being under the control of the
Trustee and available for such purpose shall amount to a sum being not less than
10 per cent. of the principal amount of the Securities then outstanding and then such accumulations and funds shall be applied in manner aforesaid.

         (B)  Any moneys which under the trusts of these presents ought to or may be invested by the Trustee may be invested in the name or under the control of the Trustee in any of the investments for the time being authorised by
English law for the investment by trustees of trust moneys or in any other investments whether similar to the aforesaid or not which may be selected by the
Trustee or by placing the same on deposit in the name or under the control of the Trustee at such bank or other financial institution and in such currency as the Trustee may think fit and the Trustee may at any time or times vary or transpose any of such investments for or into other such investments or convert any moneys so deposited into any other currency and shall not be responsible for any loss occasioned thereby whether by depreciation in value, fluctuations in exchange rates or otherwise resulting from any such investments or deposits.

11.      Enfacement of Securities and Coupons
         ------------------------------------

              Upon any payment under Clause 8 (other than payment in full against surrender of a Security or Coupon) the Security or Coupon in respect of which such payment is made shall be produced to the Trustee or the Paying Agents by or through whom such payment is made and the Trustee shall or shall cause such agent to enface thereon a memorandum of the amount and the date of the payment.

12.      Restrictions on borrowings
         --------------------------

              The Company hereby covenants with and undertakes to the
Trustee that it will procure that for so long as any of the Original Bonds remains outstanding the aggregate principal amount (together with any fixed or minimum premium payable on final repayment) for the time being outstanding in respect of:

              (a)    all Borrowings (other than those for the time being owing
              to and the right to repayment of which is beneficially owned by a member of the Group) shall not at any time exceed one hundred and seventy-five per cent. of the Adjusted Capital and Reserves; and

                                                                              17

              (b)    all Secured Borrowings (other than those for the time being owing to and the right to repayment of which is beneficially owned by a member of the Group) shall not at any time exceed fifty per cent. of the Adjusted Capital and Reserves.

13.      Restriction on the disposal of assets
         -------------------------------------

              The Company hereby covenants with and undertakes to the Trustee that:

         (A)  So long as any of the Original Bonds remain outstanding, the
         Company will not, and will procure that none of its Subsidiaries shall, dispose of the whole or any part of its assets whether by a single transaction or a series of transactions (whether related or not) if and to the extent that the value of the assets disposed of and failing to be taken into account pursuant to this Clause 13 when aggregated with the value of all such other disposals of assets by members of the Group would exceed 30 per cent. of the value of the total assets of the Group taken as a whole, provided that no disposal shall be taken into account for the purposes of this provision:

              (i)    if the disposal of assets (other than immovable property)
              is made in the ordinary course of business;

              (ii)   where the disposal is made by any member of the Group to
              another member of the Group;

              (iii)  if it is a disposal which the Trustee has determined under sub-paragraph (c) below shall not be taken into account;

              (iv)   where the disposal consists of an exchange of assets for
              other assets of a similar nature and value;

              (v)    if and to the extent that an aggregate amount equivalent to the proceeds of disposal of immovable property has, within a period of 12 months (or such longer period as the Trustee may agree) before or after such disposal, been applied in the
              acquisition or construction of or improvement to immovable property;

              (vi)   if and to the extent that an aggregate amount equivalent to the proceeds of disposal of fixed assets (other than immovable property) has, within a period of 12 months (or such longer period as the Trustee may agree) before or after such disposal, been applied in the acquisition or construction of or improvement to fixed assets or immovable property;

              (vii)  if and to the extent that an aggregate amount equivalent to the proceeds of disposal of current assets, has, within a period of 12 months (or such longer period as the Trustee may agree)
              before or after such disposal, been applied in the acquisition of any assets;

              (viii) where the assets (other than immovable property) disposed of comprise obsolete or obsolescent assets or temporary
              investments which are surplus to requirements; or

                                                                              18

              (ix)   where immovable property is disposed of in the normal
              course of development of the Group's business;

         (B)  For the purposes of the foregoing:

              (i)    the value of any assets disposed of shall be the value
              thereof as included in the Latest Consolidated Balance Sheet or, in the case of an asset which was not taken into account for the purposes thereof, its book value at the date of disposal;

              (ii)   the value of the assets of the Group taken as a whole shall be the aggregate value thereof shown in the Latest Consolidated
              Balance Sheet;

              (iii)  the expenditure of cash shall be deemed not to be a disposal of assets; cash arising from the claims for loss of or damage to immovable property shall, however, be deemed not to be cash but to be immovable property;

              (iv)   the repayment of borrowings or other indebtedness, the
              redemption of loan or share capital, the payment of a dividend in cash out of profits or reserves available for the purpose and the temporary application of surplus funds to purchase marketable securities which are subsequently disposed of (and all expenses incurred in connection with such disposal) shall be deemed not to be a disposal of assets;

              (v)    if any shares in a relevant company are disposed of or
              acquired there shall be deemed to have been a disposal or
              acquisition not of such shares but of the underlying assets. For this purpose:

                     (a)   "relevant company" means a company which is a
                     Subsidiary at the relevant time;

                     (b)   "underlying assets" means those proportions of the
                     assets of the relevant company and of any companies which
                     are subsidiaries of it (other than assets which would be
                     eliminated on consolidation if a consolidated balance sheet of the Group were prepared) which correspond to the
                     proportion of the equity share capital of the company
                     concerned in which the Company is (directly or through
                     Subsidiaries) interested (all as at the relevant time); and

                     (c)   "relevant time" means in the case of an acquisition
                     immediately after such acquisition and in the case of a
                     disposal immediately before such disposal;

              (vi)   references to the proceeds of disposal of assets shall be
              taken to refer to the net proceeds after allowing for taxation payable by reason of the disposal and all expenses incurred in connection with such disposal.

                                                                              19

              (vii)  "disposal" includes sale, transfer or assignment but shall not include an assignment by way of security or the creation of any other security interest, and "dispose" shall be construed accordingly;

         (C)  The Trustee may at any time, without the consent or sanction of the Original Bondholders, consent to any disposal or determine that any disposals made or intended to be made shall not be taken into account.

14.      General covenants by the Company
         --------------------------------

              So long as any of the Securities remains outstanding the Company shall:

              (i)    at all times retain a Paying Agent in respect of the
              Original Bonds having a specified office in one city in
              Continental Europe and (so long as the Original Bonds are listed on The Stock Exchange), a Paying Agent having a specified office in London and in respect of any Further Securities retain such agents in such places as may be required by the Conditions;

              (ii)   give to the Trustee such information and evidence as it
              shall reasonably require and in such form as it shall reasonably require (including but without prejudice to the generality of the foregoing the procurement by the Company of all such certificates called for by the Trustee pursuant to Clause 16(C)) for the purpose of the discharge of the duties, trusts, powers,
              authorities and discretions vested in it under these presents or by operation of law;

              (iii)  cause to be prepared and certified by the Auditors, in respect of each financial period, accounts in such form as will comply with the requirements for the time being of The Stock
              Exchange;

              (iv)   at all times keep and procure the Subsidiaries to keep
              proper books of account sufficient to enable the calculations relevant to determining whether an Event of Default has occurred to be made, and at any time after either an Event of Default or any condition, act or event which with the giving of notice and/or the lapse of time and/or the issue of a certificate would constitute an Event of Default shall have occurred or the Trustee shall have reasonable grounds for believing that an Event of
              Default or such condition, act or event as aforesaid has
              occurred, allow and procure that each of the Subsidiaries shall allow the Trustee and any firm of accountants of recognised international standing appointed by the Trustee to whom the
              Company shall have no reasonable objection upon giving reasonable notice free access of such books of account at all reasonable times during normal business hours;

              (v)    send to the Trustee (in addition to any copies to which it may be entitled as a holder of any Securities of the Company) and in any event not more than 180 days after the end of each
              financial year four copies in English of every balance sheet, profit and loss account, report and notice of general meeting and every other document issued or sent by it to the Subsidiaries, shareholders or stockholders of the Subsidiaries, its
              shareholders, stockholders or creditors

                                                                              20

              together with any of the foregoing, and every document issued or sent to holders of securities other than its shareholders
              (including the Holders) at the time of issue thereof;

              (vi)   forthwith give notice in writing to the Trustee of the
              occurrence of any Event of Default or any condition, event or act which with the giving of notice and/or the lapse of time and/or the issue of a certificate would constitute an Event of Default;

              (vii)  give to the Trustee (a) within seven days after deemed by the Trustee therefor and (b) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each year commencing with the year ended 31st December
              1988 and in any event not later than 180 days after the end of each such year a certificate of the Company signed by two
              Directors of the Company to the effect that to the best of their knowledge, information and belief having made all reasonable enquiries as at a date not more than five days before delivering such certificate ("the relevant date") there did not exist and had not existed since the relevant date of the previous
              certificate (or in the case of the first such certificate the date hereof) any Event of Default or any condition, event or act which with the giving of notice and/or the lapse of time and/or the issue of a certificate would constitute an Event of Default
              (or if such exists or existed specifying the same) and that during the period from and including the relevant date of the last such certificate (or, in the case of the first such
              certificate, the date hereof) the Company has complied with its obligations contained in these presents or (if such is not the case) specifying the respects in which it has not complied;

              (viii) request the Auditors to furnish to the Trustee such certificates, reports or information as the Trustee may require in connection with any calculation or matter arising under these presents, and without prejudice to the foregoing, cause to be prepared and delivered to the Trustee, at the time of sending its annual accounts to the Trustee and also within 14 days (or such longer period as the Trustee may allow) after any request by the
              Trustee, a certificate of the Auditors (in a form satisfactory to the Trustee) showing that, as at the date to which such accounts are prepared or the date of such request, in the opinion of the
              Auditors, the amount of the Adjusted Capital and Reserves,
              Borrowings and Secured Borrowings;

              (ix)   at all times execute and do all such further documents,
              acts and things as may be necessary at any time or times in the opinion of the Trustee to give effect to these presents;

              (x)    use its best endeavours to procure the Principal Paying
              Agent to notify the Trustee forthwith in the event that it does not, on or before the due date for payment of the Securities or any of them or any of the Coupons, receive unconditionally pursuant to the Paying Agency Agreement payment of the full amount in the requisite currency of the moneys payable on such due date on all such Securities or Coupons as the case may be;

                                                                              21

              (xi)   in the event of the unconditional payment to the Principal
              Paying Agent or the Trustee of any sum due in respect of the
              Securities or any of them or any of the Coupons being made after the due date for payment thereof forthwith give or procure to be given notice to the relevant Holders or Couponholders, as the case may be, in accordance with Condition 13 that such payment has been made;

              (xii)  use its best endeavours to maintain the listing of the
              Securities on The Stock Exchange or, if it is unable to do so having used such endeavours, or if the Company reasonably
              considers the maintenance of such listing to be unduly onerous and the Trustee so agrees and the Trustee is satisfied that the interests of the Holders would not be thereby materially
              prejudiced use its best endeavours to obtain and maintain a quotation or listing of the Securities on such other stock exchange or exchanges or securities market or markets as the
              Company may (with the written approval of the Trustee) decide and shall also use its best endeavours to procure that there will at all times be furnished to any such stock exchange or securities market such information as such stock exchange or securities market may require to be furnished in accordance with its
              requirements or in accordance with any arrangements made for the time being with such stock exchange and shall also upon obtaining a quotation or listing of the Securities on such other stock exchange or exchanges or securities market or markets enter into a deed supplemental hereto to effect such consequential
              amendments to these presents as shall be requisite to comply with such requirements or arrangements;

              (xiii) comply with and perform all its obligations under the
              Paying Agency Agreement and use all reasonable endeavours to procure that the Paying Agents comply with and perform all their respective obligations thereunder and not make any amendment or modification to such Paying Agency Agreement without the prior written approval of the Trustee (such approval not to be
              unreasonably withheld where such amendment or modification would not adversely affect the interests of the Holders or the
              Couponholders);

              (xiv)  give notice to the Holders within 14 days of any
              appointment, resignation or removal of any Paying Agent in accordance with Condition 13 (other than the appointment of the initial Paying Agents) after having obtained the written approval of the Trustee thereto or change of any Paying Agent's specified office and (except as provided by the Paying Agency Agreement) at least 30 days prior to such event taking effect; PROVIDED ALWAYS
              THAT so long as any of the Securities remains outstanding, in the case of the resignation or removal of the Principal Paying Agent, no such resignation or removal shall take effect until a new
              Principal Paying Agent has been appointed on terms approved by the Trustee;

              (xv)  obtain the prior approval of the Trustee to, and promptly give to the Trustee four copies of, the form of every notice given to the Holders in accordance with Condition 13;

                                                                              22

              (xvi)   if the Company shall become subject generally to the
              taxing jurisdiction of any territory or any political
              sub-division thereof or any authority therein or thereof having power to tax other than or in addition to the United Kingdom or any such political sub-division thereof or any such authority therein or thereof, (unless the Trustee otherwise agrees)
              immediately notify the Trustee of such event and shall, subject to any required governmental consents or approvals, enter
              forthwith upon becoming aware thereof into a Trust Deed
              supplemental hereto, giving to the Trustee an undertaking or covenant in form and manner satisfactory to the Trustee in terms corresponding to the terms of Condition 7 with the substitution for (or, as the case may be, the addition to) the references therein, to the United Kingdom or any political sub-division thereof or any authority therein or thereof having power to tax of references to that other or additional territory or any political sub-division thereof or any authority therein or thereof having power to tax to whose taxing jurisdiction the
              Company shall have become subject as aforesaid such Trust Deed also be modify Condition 7 so that such Condition shall make reference to the other or additional territory, any political sub-division thereof and any authority therein or thereof having power to tax;

              (xvii)  give to the Trustee, as soon as reasonably practicable after the acquisition or disposal of any company which thereby becomes or ceases to be a Principal Subsidiary a certificate by the Auditors to that effect;

              (xviii) in order to enable the Trustee to ascertain the principal amount of Securities for the time being outstanding for any of the purposes referred to in the proviso to the definition of
              "outstanding" in Clause 1, deliver to the Trustee forthwith upon being so requested in writing by the Trustee a certificate in writing signed by two Directors of the Company setting out the total number of Securities which:

                      (a)   up to and including the date of such certificate
                      have been purchased by the Company or any Subsidiary and
                      cancelled;

                      (b)   are at the date of such certificate held by any
                      person (including but not limited to the Company or any
                      Subsidiary) for the benefit of the Company or any
                      Subsidiary;

              (xix)   make available for inspection by Holders and Couponholders at the specified offices of the Paying Agents copies of each annual audited consolidated balance sheet and profit and loss account sent to the Trustee pursuant to paragraph (vi) of this
              Clause as soon as practicable after the date of the adoption and publication thereof;

              (xx)    give prior notice to the Trustee of any proposed
              redemption pursuant to Condition 5 and in the event of redemption prior to 10 January 1994 provide to the Trustee either a
              certificate of the Bank of England stating that the Bank of
              England permits the proposed redemption or such other evidence that the Bank of England permits such redemption as may be acceptable to the Trustee. If it shall

                                                                              23

              have given notice to Holders in accordance with the Conditions of its intention to redeem any Securities pursuant to Condition
              5(b), duly proceed to make drawings (if appropriate), and to redeem Securities accordingly;

              (xxi)   on each occasion when notice is given of a drawing of
              Securities pursuant to Condition 5(b) give notice to the Holders in accordance with Condition 13 of the amount of such Securities which after such redemption will be outstanding and, on each occasion when notice is given of the serial numbers drawn
              pursuant to Condition 5(b) of the serial numbers of any
              Securities drawn at prior drawings and not presented for payment;

              (xxii)  give to the Trustee at the same time as giving to _______
              certificate referred to in (vii) above and in any event notice
              ______ than 180 days after the last day of each financial year
              _______ _______ Company or within 21 days of a request by the
              Trustee, a certificate ______ by the Auditors listing those bodies corporate which as at such _____ day or as at the date specified in such request were Subsidiaries and which of those
              Subsidiaries were Principal Subsidiaries; and

              (xxiii) comply with and procure that each Subsidiary complies with its obligations pursuant to the Companies Act 1985 relating to the publication of accounts.

15.      Remuneration and Indemnification of the Trustee
         -----------------------------------------------

         (A)  The Company shall pay to the Trustee remuneration for ____
services as such, a fee at the rate per annum agreed in writing between the
Trustee and the Company as from the date of this Trust Deed (or ____ higher rate as may from time to time be agreed between the Company and the Trustee), payable in arrear on 10 July in each year. Upon the _____ of any Further Securities the rate of remuneration shall be increased to such amount as shall be agreed by the
Company and the Trustee, _____ increase to be calculated from such date as shall be agreed as aforesaid.

              Such remuneration shall accrue from day to day and be payable
_____ priority to payments to the Holders and Couponholders) up to the _________
when, all the Securities having become due for redemption, the redemption _____
moneys (including premium (if any)) and interest thereon to the date of ______
redemption have been paid to the Principal Paying Agent or the Trustee _____
PROVIDED THAT if upon due presentation of any Security or Coupon payments ______
of the moneys due in respect thereof is improperly withheld or refunded _______
remuneration will commence again to accrue.

         (B)  To the event of the Trustee giving a notice under Condition ____
or considering it expedient or necessary or being requested by the Company to undertake duties which the Trustee and the Company agree to ________ of an exceptional nature or otherwise outside the scope of the ________ duties of the
Trustee under these presents the Company shall pay to ______ Trustee such additional remuneration as shall be agreed between them.

                                                                              24

         (C)  In the event of the Trustee and the Company failing to agree (in a case to which sub-clause (B) of this Clause applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under these presents, or upon such additional remuneration, such matters shall be determined by ________ merchant bank (acting as an expert and not as an arbitrator) selected by the Trustee and approved by the Company or, failing such approval, nominated (on the application of the
Trustee) by the President for the time being of The Law Society of England and
Wales (the expenses involved in such nomination and the fees of such merchant bank being shared equally between the Trustee and the Company) and the determination of any such merchant bank shall be final and binding upon the parties hereto.

         (D)  The Company shall also pay or discharge all costs, charges, liabilities and expenses properly incurred by the Trustee in relation to the preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, these presents, including but not limited to travelling expenses and any stamp and other taxes or duties paid by the Trustee in connection with any legal proceedings reasonably brought or contemplated by the Trustee against the Company for enforcing any obligation under these presents, the Securities or the Coupons.

         (E)  All costs, charges, liabilities and expenses incurred and payments made by the Trustee in the lawful exercise of the powers conferred upon it by these presents and all remuneration payable to the Trustee shall be payable by the Company within 14 days of demand and in the case of payments actually made by the Trustee prior to such demand shall (if not paid within 14 days after such demand and the Trustee so requires) carry interest at the rate of 2 per cent.
per annum above the Base Rate from time to time of National Westminster Bank PLC from the date of the same being demanded from the Company, and in all other cases shall carry interest at such rate from the date 30 days after the date of the same being demanded or (where the demand specifies that payment be made on an earlier date) from the later of such earlier date and the fourteenth day after the demand.

16.      Provisions supplemental to the Trustee Act 1925
         -----------------------------------------------

              BY _____ way of supplement to the Trustee Act 1925 of England and subject to Clauses 17 and 18 it is expressly declared as follows:

         (A)  The Trustee may in relation to these presents act on the advice or opinion of or any information obtained from any lawyer, valuer, accountant, banker, broker or other expert whether obtained by the Company, the Trustee or otherwise and shall not be responsible for any loss occasioned by so acting:

         (B)  Any such advice, opinion or information may be sent or obtained by letter, telex, telegram or facsimile transmission and the Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, telex, telegram or facsimile transmission although the same shall contain some error or shall not be authentic;

         (C)  The Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by any two

                                                                              25

Directors of the Company and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any less that may be occasioned by the Trustee acting on such certificate;

         (D)  The Trustee shall be at liberty to hold or to place these presents and any other documents relating to the Securities in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers considered by the Trustee to be of good repute and the Trustee shall not be responsible for or required to insure against any loss uncured in connection with any such deposit and may pay all sums required to be paid on account of or in _______ of any such deposit;

         (E)  The Trustee shall not be responsible for the application by the
Company of the proceeds of the issue of any of the Securities, the exchange of the Original Global Bond for the definitive Original Bonds or for the delivery of the definitive Original Bonds to the persons entitled to them, or for the exchange of the global bond of Further Securities or for the delivery of Further
Securities to the persons entitled to them;

         (F)  The Trustee shall not be bound to give notice to any person of the execution hereof or to take any steps to ascertain whether any Event of Default
(or any condition, event or act which with the giving of notice and/or the lapse of time and/or the issue of a certificate would constitute an Event of Default)
has happened and, until it shall have actual knowledge or express notice to the contrary, the Trustee shall be entitled to assume that no such Event of Default, condition, event or act has happened and that the Company is observing and performing all the obligations on its part contained in the Securities and
Coupons and under these presents;

         (G)  Save as expressly otherwise provided in these presents, the
Trustee shall have absolute and uncontrolled discretion as to the exercise of the discretions vested in the Trustee by these presents but, whenever the
Trustee is under the provisions of these presents bound to act at the request or direction of the Holders, the Trustee shall nevertheless not be so bound unless first indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses and liabilities which it may incur by so doing;

         (H)  The Trustee shall not be liable for acting upon any resolution purporting to have been passed at any meeting of the Holders. In respect whereof minutes have been made and signed even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or that for any reason the resolution was not valid or binding upon such Holders and the relevant Couponholders;

         (I)  The Trustee shall not be liable to the Company or any Holder or any Couponholder by reason of having accepted as valid or not having rejected any Security or Coupon purporting to be such and subsequently found to be forged or not authentic;

         (J)  Without prejudice to the right of indemnity by law given to trustees, the Trustee and every attorney, manager, agent, delegate or other person appointed by it under these presents is hereby indemnified by the Company against all liabilities and expenses properly incurred by it or

                                                                              26

him in the execution or purported execution of the powers and trusts of these presents or of any powers, authorities or discretions vested in it or him pursuant to these presents and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted is anywise relating to these presents and failing due payment by the Company as the case may be, the Trustee may in priority to any payment to the Holders or
Couponholders retain and pay out of any moneys in its hands upon the trusts of these presents the amount of any such liabilities and expenses and also the remuneration of the Trustee as hereinbefore provided;

         (K)  Any consent or approval given by the Trustee for the purposes of these presents may be given on such terms and subject to such conditions (if any) as the Trustee reasonably thinks fit;

         (L)  The Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Holder or
Couponholder any confidential, financial, price sensitive or other information made available to the Trustee by the Company in connection with the trusts of these presents and no Holder or Couponholder shall be entitled to take any action to obtain from the Trustee any such information;

         (M)  When it is necessary or desirable for any purpose in connection with these presents to convert any sum from one currency to another it shall
(unless otherwise provided by these presents or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be agreed by the Trustee in consultation with the Company and any rate, method and date so agreed shall be binding on the Company, the Holders and the Couponholders;

         (N)  The Trustee may certify whether or not any of the events set out in paragraphs (b), (d), (e), (f) or (g) of Condition 8 is in its opinion materially prejudicial to the interests of the Holders;

         (O)  In connection with any modification, waiver or authorisation of any breach or proposed breach of any of the Conditions or any of the provisions of these presents or any proposed substitution in accordance with sub-clause (A)
of Clause 23, the Trustee shall not have regard to the tax or other consequences thereof for individual Holders or Couponholders resulting from their being for any purposes domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory;

         (P)  The Trustee as between itself and the Holders and the
Couponholders shall have full power to determine all questions and doubts arising in relation to any of the provisions of these presents, and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of the Trustee, shall be conclusive and shall bind the
Holders and the Couponholders.

17.      Trustee liable for negligence
         -----------------------------

              Nothing in these presents contained shall in any case in which the Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of these presents conferring on it any powers, authorities or discretions exempt the Trustee from or indemnify it against any liability for breach of trust or any liability which by

                                                                             27

virtue of any rule of law would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under these presents.

18.      Delegation by the Trustee
         -------------------------

              The Trustee may whenever it thinks fit delegate by power of attorney or otherwise to any person or persons or fluctuating body of persons whether being a joint trustee of these presents or not) all or any of the trusts, powers and authorities vested in the Trustee by these presents and such delegation may be made upon such terms and subject to such conditions including power to sub-delegate and subject to such regulations as the Trustee may in the interests of the Holders think fit and provided that the Trustee shall have exercised reasonable care in the selection of such delegate the Trustee shall not be bound to supervise the proceedings or be in anyway responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate provided always that the Trustee shall not have the power to delegate the right to give notice that the Securities are due and repayable. The Trustee shall within a reasonable time prior to any such delegation or any removal, extension or termination thereof give notice thereof
(containing details of such appointment) to the Company and procure that such delegate gives notice of any sub-delegation to the Company.

19.      Appointment of agents by the Trustee
         ------------------------------------

              The Trustee may in the conduct of the trusts of these presents instead of acting personally employ and pay an agent whether being a lawyer or other professional person to transact or concur in transacting any business and to do or concur in doing all acts required to be done in connection with the trusts of these presents and provided the Trustee shall have exercised reasonable care in the selection of such agent the Trustee shall not in any way be responsible for any loss incurred by reason of any misconduct or default on the part of any such person appointed by it under these presents or be bound to supervise the proceedings or acts of any such person provided always that the
Trustee shall not be entitled to appoint an agent to carry out any of the matters excluded from the power of delegation by the second proviso to the first sentence of Clause 18. Any trustee of these presents being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by his or his firm in connection with the trusts of these presents and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with these presents.

20.      Trustee not precluded from entering into contracts
         --------------------------------------------------

              Neither the Trustee nor any director or officer of a
corporation acting as a trustee under these presents shall be reason of its or his fiduciary position be in any way precluded from entering into or being interested in any contract or financial or other transactions or arrangement with the Company or any person or body corporate associated with the Company including without prejudice to the generality of this provision any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities to or the purchase, placing or underwriting of or subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with the

                                                                              28

Securities or any other stocks, shares, debenture stock, debentures, bonds or other securities of the Company or any person or body corporate associated as aforesaid or from accepting or holding the trusteeship of any other trust deed constituting or securing any other securities issued by or relating to the
Company or any such person or body corporate so associated or any other office of profit under the Company or any such person or body corporate so associated and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other benefit received thereby or in connection therewith.

21.      Modification and waiver by the Trustee
         --------------------------------------

         (A)  The Trustee may without the consent of the Holders or the
Couponholders and without prejudice to its rights in respect of any subsequent breach from time to time and at any time waive or authorise on such terms and subject to such conditions as to it shall seem fit and proper any breach or proposed breach by the Company of any of the covenants or provisions contained in these presents or in the Securities or Coupons which, in the opinion of the
Trustee, is not materially prejudicial to the interests of the Holders or determine that any condition, event or act which constitutes, or which with the giving of notice and/or the lapse of time and/or the issue of a certificate would constitute, but for such determination, an Event of Default shall not be treated as such for the purposes of these presents PROVIDED ALWAYS THAT the
Trustee shall not exercise any powers conferred on it by this Clause in contravention of any express direction given by Extraordinary Resolution or by a request under Condition 8 but so that no such direction or request shall affect any waiver, authorization or determination previously given or made. Any such waiver, authorization or determination shall be binding on the Holders and the
Couponholders and, if, but only if, the Trustee shall so require, shall be notified to the Holders in accordance with Condition 13 as soon as practicable thereafter.

         (B)  The Trustee may without the consent of the Holders or
Couponholders at any time and from time to time concur with the Company in making any modification to these presents which, in the opinion of the Trustee, will not materially prejudice the interests of the Holder, or which is of a formal, minor or technical nature or is made to correct a manifest error. Any such modification shall be binding upon the Holders and the Couponholders and, unless the Trustee agrees otherwise, shall be notified to the Holders in accordance with Condition 13 as soon as practicable thereafter.

22.      Holders to be treated as holding all Coupons
         --------------------------------------------

         (A)  WHEREVER in these presents the Trustee is required or entitled to exercise a power, trust, authority or discretion under these presents, except as ordered by a court of competent jurisdiction or as required by applicable law, the Trustee shall, notwithstanding that it may have express notice to the contrary, assume that each Holder is the holder of all Coupons appertaining to each Security of which he is the holder.

         (B   Neither the Trustee nor the Company shall be required to give any notice to the Couponholders for any purpose under these presents and the
Couponholders shall be deemed for all purposes to have notice of the contents of any notice given to the Holders in accordance with Condition 13.

                                                                              29

         (C)  The Company, the Trustee and any Paying Agent may deem and treat the holder of any Security and the holder of any Coupon appertaining thereto as the absolute owner of such Security or such Coupon, as the case may be, whether or not such Security or such Coupon shall be overdue and notwithstanding any notation or notice of ownership or writing thereon or any notice of previous loss or theft) for all purposes, and the Company, the Trustee and the Paying
Agents shall not be affected by any notice to the contrary. All payments made to any such holder shall be valid and, to the extent of the same so paid, effective to satisfy and discharge the liability for the moneys payable upon such
Securities and Coupons.

23.      Substitution of principal debtor
         --------------------------------

         (A)  The Trustee shall have power without the consent of the Holders or
Couponholders at any time to agree with the Company to the substitution in place of the Company (or of any previous substitute under this Clause) as the principal debtor under these presents of any successor company or Subsidiary of the Company (and such substituted Company being hereinafter called "the
Substituted Company") PROVIDED THAT:

              (i)     A trust deed is executed or some other form of undertaking is given by the Substituted Company in form and manner reasonably satisfactory to the Trustee, agreeing to be bound by the ______
              of these presents, the Securities and the Coupons with any consequential amendments which the Trustee may deem appropriate as fully as if the Substituted Company had been named in these presents and on the Securities and the Coupons as the principal debtor in place of the Company (or of any previous substitute under this Clause);

              (ii)    Unless the Substituted Company is a successor company, the
              Company unconditionally and irrevocably guaranteeing the
              Substituted Company's obligations in respect of the Securities and the Coupons by a document in such form and substance as the
              Trustee may require;

              (iii)   (without prejudice to the generality of paragraph (i)
              hereof) where the Substituted Company is incorporated, domiciled or resident in, or subject generally to the taxing jurisdiction of, a territory other than the United Kingdom, undertakings or covenants shall be given in terms corresponding to the provisions of Condition 7 with the addition to or (as the case may be) the substitution for the references to the United Kingdom of
              references to the territory in which the Substituted Company is incorporated, domiciled or resident or to whose taxing
              jurisdiction it is subject and Condition 7 shall be modified accordingly;

              (iv)    in the case of a Substituted Company which is a Subsidiary of the Company whose obligations under the Securities and Coupon will be guaranteed by the Company, if the directors of the
              Substituted Company or any two authorised representatives thereof shall certify that the Substituted Company is solvent at the time at which the said substitution is proposed to be effected the
              Trustee may rely absolutely on such certification and shall not be bound to have regard to the financial condition, profits or prospects of the Substituted Company

                                                                              30

              or to compare the same with those of the Company (or any previous substitute under this Cause);

              (v)     without prejudice to the right of reliance of the Trustee
              under the immediately preceding paragraph (iv), the Trustee is satisfied that the said substitution is not materially
              prejudicial to the interests of the Holders; and

         (B)  Any such agreement by the Trustee shall, if so expressed, operate to release the Company or any such previous substitute as aforesaid from any or all of its obligations under the Securities, the Coupons and these presents. Not later than 14 days after the execution of any such documents as aforesaid and after compliance with the said requirements of the Trustee, notice thereof in a form previously approved by the Trustee shall be given to the Holders in the manner provided in Condition 13.

24.      Currency Indemnity by the Company
         ---------------------------------

              The Company shall indemnify the Trustee, the Holders and the
Couponholders and keep them indemnified against:

              (a)     any loss or damage incurred by any of them arising from
              the non-payment by the Company of any amount due to the Trustee, the Holders or Couponholders under these presents, the Securities or the Coupons by reason of any variation in the rates of
              exchange between those used for the purpose of calculating the amount due under a judgment or order in respect thereof and those prevailing at the date of actual payment by the Company; and

              (b)     any deficiency arising or resulting from any variation in
              rates of exchange between (i) the date as of which the local currency equivalent of the amounts due or contingently due under these presents (other than this Clause) or in respect of the
              Securities or the Coupons is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Company and (ii) the final date for ascertaining the amount of claims in such
              bankruptcy, insolvency or liquidation. The amount of such
              deficiency shall be deemed not to be reduced by any variation in rates of exchange occurring between the said final date and the date of any distribution of assets in connection with any such bankruptcy, insolvency or liquidation.

              The above indemnities shall constitute obligations of the
Company separate and independent from its obligations under the Securities and the Coupons and shall apply irrespective of any indulgence granted by the
Trustee or the Holders or the Couponholders from time to time and shall continue in full force and effect notwithstanding the judgement or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Company for a liquidated sum or sums in respect of amounts due under these presents (other than this Clause) or the Securities. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders and Couponholders and no proof or evidence of any actual loss shall be required by the Company or its liquidator.

                                                                              31

25.      Appointment of a new Trustee
         ----------------------------

         (A)  The power to appoint a new trustee of these presents shall be vested in the Company but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution. One or more persons may hold office as trustee or trustees of these presents but such trustee or trustees shall be or include a Trust Corporation. Whenever there shall be more than two trustees of these presents the majority of such trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Trustee by these presents PROVIDED THAT a Trust Corporation shall be included in such majority.

         (B)  Notwithstanding the provisions of sub-clause (A) of this Clause, the Trustee may, upon giving prior notice to the Company (but without the consent of the Company or the Holders) appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Trustee (i) if the
Trustee considers such appointment to be in the interests of the Holders, (ii)
for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed or (iii) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the previsions of these presents against the Company. The
Company hereby irrevocably appoints the Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of these presents) have such trust, powers, authorities and discretions (not exceeding those conferred on the
Trustee by these presents) and such duties and obligations as shall be conferred or imposed by the instrument of appointment. The Trustee shall have power in like manner to remove any such person. Such reasonable remuneration as the
Trustee may pay to any such person, together with any attributable costs, charges and expenses properly incurred by it in performing its function as such separate trustee or co-trustee shall for the purposes of these presents be treated as costs, charges and expenses incurred by the Trustee.

         (C)  Any appointment of a new trustee of these presents shall as soon as practicable thereafter be notified by the Company to the Principal Paying
Agent and the Holders.

26.      Retirement of the Trustee
         -------------------------

              A trustee of these presents may retire at any time on giving not less than three months' prior written notice to the Company without assigning any reason and without being responsible for any costs occasioned by such retirement. The Holders shall have the power exercisable by Extraordinary
Resolution to remove any trustee or trustees for the time being of these presents. The Company undertakes that in the event of the only trustee hereof which is a Trust Corporation giving notice under this Clause or being removed by
Extraordinary Resolution it will use its best endeavours to procure a new trustee of these presents being a Trust Corporation to be appointed. The retirement or removal of any such trustee shall not become effective until a successor trustee being a Trust Corporation is appointed.

                                                                              32

27.      Powers of the Trustee to be additional
         --------------------------------------

              The powers conferred upon the Trustee by these presents shall be in addition to any powers which may from time to time be vested in the
Trustee by the general law or as a holder of any of the Securities or Coupons.

28.      Notices
         -------

              Any notice or demand to the Company or the Trustee required to be given, made or served for any purposes under the Securities or these presents shall be given, made or served by sending the same by pre-paid post (first class if inland, airmail if overseas), telex, facsimile transmission or by delivering it by hand as follows:

              to the Company:        Lucas Industries PLC,
                                     Great King Street
                                     Birmingham B19 2IF

                                     Attention:  The Company Secretary
                                     Telex No:  338681
                                     Fax No:  021 523 2357

              to the Trustee:        The Law Debenture Trust Corporation p.l.c.
                                     Princes House
                                     95 Gresham Street
                                     London EC2V 7LI

                                     Attention:  The Secretary
                                     Fax No:  (01) 606 0643
                                     Telex No:  888347

or to such other address, telex number or facsimile number as shall have been notified (in accordance with this Clause) to the other parties hereto and any notice or demand sent by post as aforesaid shall be deemed to have been given, made or served three business days, in the case of inland post, or seven business days, in the case of overseas post, after dispatch and any notice or demand sent by telex shall be deemed to have been given, made or served 24 hours after the time of dispatch and any notice or demand sent by facsimile transmission shall be deemed to have been given when received provided that in the case of a notice or demand given by telex or facsimile transmission such notice or demand shall forthwith be confirmed by post. The failure of the address to receive such confirmation shall not invalidate the relevant notice or demand given by telex or facsimile transmission.

29.      Governing Law
         -------------

              These presents, the Securities and the Coupons are governed by and shall be construed in accordance with the laws of England.

              IN WITNESS whereof this Trust Deed has been executed by the
Company and the Trustee the day and year first above written.

                                                                              33

                      THE FIRST SCHEDULE above referred to
                      ------------------------------------

                          FORM OF ORIGINAL GLOBAL BOND
                          ----------------------------

                              Lucas Industries plc

                            (Incorporated in England)

                                   GLOBAL BOND

                 representing(pound)100,000,000 10 7/8 per cent.
                                 Bonds due 2020

THIS GLOBAL BOND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933 AND ACCORDINGLY ANY OFFER, SALE OR DELIVERY OF THIS
GLOBAL BOND OR ANY PORTION HEREOF DIRECTLY OR INDIRECTLY IN THE UNITED STATES OF
AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLOMBIA), ITS TERRITORIES,
ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION ("UNITED STATES") OR
TO OR FOR THE ACCOUNT OF ANY CITIZEN OR RESIDENT OF THE UNITED STATES, A
CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANISED IN OR UNDER THE
LAWS OF THE UNITED STATES AND ANY ESTATE OR TRUST THE INCOME OF WHICH IS SUBJECT
TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE (OTHER THAN A
BRANCH OR AGENCY OF A UNITED STATES BANK OR INSURANCE COMPANY THAT IS OPERATING
OUTSIDE THE UNITED STATES FOR VALID BUSINESS REASONS AS A LOCALLY REGULATED
BRANCH OR AGENCY ENGAGED IN THE BANKING OR INSURANCE BUSINESS AND NOT SOLELY FOR
THE PURPOSE OF INVESTING IN SECURITIES BUT REGISTERED UNDER THAT ACT) ("U.S.
PERSON") WOULD CONSTITUTE A VIOLATION OF THE LAWS OF THE UNTIED STATES UNLESS
SUCH OFFER, SALE OR DELIVERY IS EITHER REGISTERED PURSUANT TO, OR IS EXEMPT FROM
REGISTRATION UNDER, THAT ACT.

This is a temporary global bond ("Global Bond") without interest coupons in respect of a duly authorized issue of bonds of Lucas Industries plc (the
"Company") designated as specified in the title hereof (the "Bonds") limited to the aggregate principal amount of one hundred million pounds sterling
((pound)100,000,000) constituted by a Trust Deed dated 10 January 1989 (the
"Trust Deed") between the Company and The Law Debenture Trust Corporation p.l.c.
(the "Trustee") as trustee for holders of the Bonds to which Trust Deed reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the holders of the Bonds and the coupons appertaining thereto (the "Coupons").
This Global Bond is subject to, and has the benefit of, the Trust Deed and the terms and conditions (the "Conditions") set out in the Second Schedule to the
Trust Deed.

The Company, for value received, hereby promises to pay to the holder hereof the principal amount of (pound)100,000,000 (one hundred million pounds sterling) or, in the case of redemption pursuant to Condition 5(b), the redemption amount therein mentioned (or, in either case, such

                                                                              34

lesser amount as shall be represented by this Global Bond following the exchange hereof for Bonds in definitive form, as referred to below) on 10 July 2020 or on such earlier date as that amount may become payable in accordance with the
Conditions together, in either case, with interest ______ the said principal amount at the rate of 10? per cent,. per ______ ______ such additional amounts
(if any) as may be payable under Condition ______ subject to and in accordance with the Conditions and the Trust Deed ______ subject also as provided herein.

This Global Bond is exchangeable in whole or in part upon the request ______ the holder hereof for definitive Bonds in bearer form not earlier than ______ the ninetieth day following completion of the distribution of the Bond as determined and certified by J. Henry Schroder Wagg & Co. Limited (the "Exchange Date") and
subject to receipt by the Principal Paying Agent on behalf of the Company of a certificate or certificates signed by CEDEL ______ or Euro-clear as to each portion of the Global bond then to be exchanged that it has received a certificate substantially to the following effect.

                                  "CERTIFICATE
                                  ------------

         This is to certify (i) that we have received from each of the persons appearing in our records as persons being entitled (subject to the revisions of the Global Bond) to any part of the (pound)100,000,000 principal amount of the
Global Bond submitted herewith for exchange (and "Qualified Account Holders"), a certificate substantially in the form attached hereto and (ii) that we are not submitted herewith for exchange any portion of such Global Bond excepted in such certificates.

         We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders (so far as they concern any part of the aggregate principal amount submitted herewith for exchange) are no longer true and cannot be relieved upon as of the date hereof.

         We understand that this certificate is required in connection with certain laws of the United States. In accordance therewith, the administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, was irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings.

* Dated:

                                Yours faithfully,

                  [CEDEL S.A. OR MORGAN GUARANTY TRUST COMPANY
                  OF NEW YORK, BRUSSELS OFFICE, AS OPERATOR OF
                             THE EURO-CLEAR SYSTEM]
                         By: ___________________________

* To be dated not earlier than the Exchange Date."

                                                                              35

         The delivery to the Principal Paying Agent on behalf of the Company by
Euro-clear or CEDEL of any certificate in the form referred to above (the form of certificate referred to therein being that set out below) may be relied upon by the Company and the Trustee as conclusive evidence that a related certificate or certificates has or have been delivered to Euro-clear or CEDEL as contemplated by the terms of the next paragraph hereof.

         A beneficial owner of Bonds desiring to exchange his beneficial interest in the temporary Global Bond for Bonds in definitive form shall instruct Euro-clear or CEDEL to request such exchange on his behalf and shall deliver to Euro-clear or CEDEL a certificate completed and duly signed in substantially the form set forth below (copies of which form of certificate shall be available at the offices of Euro-clear, CEDEL, the Trustee and each
Paying Agent):

                              "Lucas Industries plc

                (pound)100,000,000 10 7/8 per cent. Bonds due 2020

         This is to certify that on the date hereof and save a hereinafter provided no part of the interest in any of the above Global Bond (the "Bonds")
appearing in your books as held for our account is, nor will any of the definitive Bonds issued in exchange therefor be, beneficially owned, directly or indirectly, by any U.S. person (as such term is defined below), or by any person who has purchased such Bonds for resale to any U.S. person (save that this certificate does not relate to (pound)_______________ principal amount of such interest in the above Bonds in respect of which we are not able to certify and as to which we understand exchange cannot be made until we do so certify). As used herein the term "United States" means the United States of America
(including the States and the District of Colombia), its territories, its possessions and other areas subject to its jurisdiction and the term "U.S.
person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organised in or under the laws of the
United States and an estate or trust the income of which is subject to United
States federal income taxation regardless of its source (other than a branch or agency of a Untied States bank or insurance company that is operating outside the United States for valid business reasons as a locally regulated branch or agency engaged in the banking or insurance business and not solely for the purpose of investing in securities not registered under the Securities Act of
1933).

         *If certificate is presented on or before the Exchange Date (but in no event earlier than the 15th day prior to the Exchange Date), insert the following paragraph:

         We further undertake to notify you in writing on or before the Exchange
Date if the above statement as to non-United States beneficial ownership will not also be true with respect to the interest in the Bonds then appearing in your books as being held for our account on the Exchange Date and, in the absence of any such notification, it may be assumed that this certificate will apply as of such date.

         *If certificate is presented after the Exchange Date, insert the following paragraph:

         We further undertake to present this certificate promptly to you so that the certification contained herein as at the date of its delivery to you remains correct and may accordingly be relied upon by you as at the date when you present your certificate with respect to our interest in the Bonds then appearing in your books as being held for our account. We understand that you

                                                                              36

will present your certificate in reliance upon this certification within seven days of the delivery of this certificate to you and we undertake to notify you if the above certification ceases to be true within such period.

         We understand that this certificate is required in connection with certain laws of the United States of America. In accordance therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings.

Date:  [not earlier than the fifteenth day prior to the Exchange Date].

                                    By
                                       ---------------------------------
                                    As, or as agent for, the
                                    beneficial owner(s) of the
                                    interest in the Bonds to
                                    which this certificate
                                    relates."

         Subject as provided in the Conditions and the Trust Deed the holder hereof is entitled to payment of interest on this Global Bond only upon surrender of the relevant definitive Bonds or Coupons in accordance with the
Conditions (provided that interest with respect to interest payment dates falling prior to the Exchange Date may be collected prior to the delivery of definitive Bonds upon presentation of certificates of non-U.S. beneficial ownership similar in form to those set out above) unless upon due presentation of this Global Bond for exchange as aforesaid, delivery of any of the definitive
Bonds or Coupons is improperly withheld or refused.

         Until the whole of this Global Bond has been exchanged or cancelled as provided in the Trust Deed, the holder hereof shall be, subject to the
Conditions and subject as herein provided, in all respects entitled to the same rights and benefits under the Trust Deed as if such holder were the holder of the definitive Bonds and the Coupons for which the relevant part of this Global
Bond may be exchanged.

         Except as ordered by a court of competent jurisdiction, the Company and the Trustee may deem and treat the holder of this Global Bond as the absolute owner hereof for all purposes notwithstanding any notation of ownership or other writing hereon and neither the Company nor the Trustee shall be affected by any notice to the contrary.

         This Global Bond is governed by and will be construed in accordance with English law.

         This Global Bond shall not be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Principal Paying Agent.

Dated 10 January 1989

         IN WITNESS WHEREOF this Global Bond has been executed on behalf of the
Company.

By:
   ---------------------------------

                                                                              37

Certificate of Authentication
-----------------------------

         This Global Bond is authenticated by or on behalf of the Principal
Paying Agent.

By:
   -------------------------------
Duly Authorized Officer of
Principal Paying Agent

                                                                              38

                                    SCHEDULE
                                    --------

                         EXCHANGES FOR DEFINITIVE BONDS
                         ------------------------------

The following numbers of Bonds represented by this Global Bond have been exchanged for definitive Bonds:

                                      Remaining number of         Notation
               Number of Bonds        Bonds represented by        made by
Date of        exchanged for          this Global Bond            common
Exchange       definitive Bonds       following such exchange     depositary
--------       ----------------       -----------------------     ----------

-----------    -------------------    -------------------------   --------------

-----------    -------------------    -------------------------   --------------

-----------    -------------------    -------------------------   --------------

-----------    -------------------    -------------------------   --------------

-----------    -------------------    -------------------------   --------------

-----------    -------------------    -------------------------   --------------

-----------    -------------------    -------------------------   --------------

-----------    -------------------    -------------------------   --------------

-----------    -------------------    -------------------------   --------------

-----------    -------------------    -------------------------   --------------

-----------    -------------------    -------------------------   --------------

-----------    -------------------    -------------------------   --------------

-----------    -------------------    -------------------------   --------------

-----------    -------------------    -------------------------   --------------

-----------    -------------------    -------------------------   --------------

                                                                              39

On the front:

                      THE SECOND SCHEDULE above referred to
                      -------------------------------------

                            - FORM OF ORIGINAL BOND -

Denomination            ISIN                Series          Serial Number
------------            ----                ------          -------------

[0010000]               CB0000000000        00              000000
[0100000]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO
LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS
PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[(pound)10,000]
[(pound)100,000]

                              Lucas Industries plc

                            (Incorporated in England)

                       (pound)100,000,000 10 7/8 per cent.
                                 Bonds Due 2020

         The issue of the Bonds was authorised by Resolution of the Board of
Directors of Lucas Industries plc (the "Company") passed on 12 December 1988 and by a resolution of a duly constituted committee of the Board of Directors passed on 13 December 1988.

         This Bond forms one of a series of Bonds constituted by a Trust Deed
(the "Trust Deed") dated 10 January 1989 made between the Company and The Law
Debenture Trust Corporation p.l.c. as trustee for the holders of the Bonds and issued as bearer Bonds in the denominations of (pound)10,000 and (pound)100,000 each with coupons (the "Coupons") attached in an aggregate principal amount of
(pound)100,000,000. The Bonds are subject to, and have the benefit of, the Trust
Deed and the terms and conditions (the "Conditions") set out on the reverse hereof.

         The Company for value received and subject to and in accordance with the Conditions hereby promises to pay to the bearer on 10 July 2020 or on such earlier date as the principal sum hereunder mentioned may become repayable in accordance with the Conditions upon presentation and surrender of this Bond the principal sum of:

                 [(pound)10,000 (Ten Thousand Pounds Sterling)]
             [(pound)100,000 (One Hundred Thousand Pounds Sterling)]

or, in the case of redemption pursuant to Condition 5(b), the redemption price therein mentioned together, in either case, with such additional amounts (if any) as may be payable under the

                                                                              40

Conditions and to pay interest on such principal sum at the rate of 10 7/8 per cent. per annum from 10 January 1989 payable annually in arrear on 10 July in each year commencing on 10 July 1989 upon presentation and surrender of the
Coupons as they shall severally become due, all in accordance with the
Conditions.

         Neither this Bond nor the Coupons appertaining hereto shall be valid for any purpose unless and until the Certificate of Authentication hereon has been signed by or on behalf of the Principal Paying Agent.

         IN WITNESS whereof this Bond has been executed on behalf of the
Company.

                                Lucas Industries plc

                                By:
                                   -------------------------------

Dated as of 10 January 1989.

Certificate of Authentication
-----------------------------

         This is one of the Bonds referred to in, and entitled to the benefits of, the above-mentioned Trust Deed.

By:
   ----------------------------------
   Duly Authorized Officer of
   Principal Paying Agent

                                                                              41

                        TERMS AND CONDITIONS OF THE BONDS

The (pound)100,000,000 10 7/8 per cent. Bonds Due 2020 (the "Bonds") of Lucas
Industries plc (the "Company") are constituted by a trust deed (the "Trust
Deed") dated 10 January 1989 between the Company and The Law Debenture Trust
Corporation p.l.c. (the "Trustee") as trustee for the holders of the Bonds (the
"Bondholders"). The issue of the Bonds was authorised by a resolution of the
Board of Directors of the Company passed on 12 December 1988 and a resolution of a duly constituted committee of the Board of Directors of the Company passed on
13 December 1988. The statements in these Terms and Conditions include summaries of, and are subject to, the detailed provisions of the Trust Deed, which includes the form of the Bonds and the coupons appertaining to the Bonds (the
"Coupons"). Copies of the Trust Deed and the paying agency agreement dated 10
January 1989 (the "Paying Agency Agreement") appointing the paying agents (the
"Paying Agents") are available for inspection at the principal office of the
Trustee, being at the date hereof, Princes House, 95 Gresham Street, London EC2V
7LY and at the specified office of each of the Paying Agents. The Bondholders and the holders of the Coupons (the "Couponholders") are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions contained in the Trust Deed.

1.    STATUS, FORM, DENOMINATION AND TRANSFER

The Bonds are in bear form, serially numbered, in denominations of (pound)10,000 and (pound)100,000 each. The Bonds are unsecured obligations of the Company, ranking pari passu without any preference or priority among themselves and equally with all other existing and future unsecured obligations of the Company, other than any subordinated or statutorily preferred obligations. Title to the
Bonds and the Coupons will pass by delivery. Except as required by law, any person may deem and treat the bearer of any Bond or Coupon as the absolute owner thereof (notwithstanding any notice of ownership or writing thereon or any notice of previous loss or theft or other interest therein). The holder of each
Coupon, whether or not the Coupon is attached to a Bond, in his capacity as such shall be subject to and bound by all the provisions contained in the relevant
Bond.

2.    INTEREST

The Bonds bear interest from 10 January 1989 at the rate of 10 7/8 per cent. per annum, payable annually in arrear on 10 July in each year, except that the first payment of interest, to be made on 10 July 1989, will be in respect of the period from 10 January 1989 to 10 July 1989 and will amount to (pound)543.75 per
(pound)10,000 nominal amount of a Bond. For this purpose Coupons are attached to the Bonds at the date of issue and interest due on each 10 July will be paid against surrender of the appropriate Coupon in accordance with the provisions of
Condition 6; provided that if the due date for redemption of any Bond is not a date for payment of interest or if payment of principal is improperly withheld or refused in respect of such Bond or if default is otherwise made in respect of any such payment, interest accrued in respect of such Bond from (and including)
the date for payment of interest being or last preceding the relevant date (as defined in Condition 7) for the payment of such Bond (or, if such date for payment falls before 10 July 1989, from 10 January 1989) will be paid against presentation and endorsement or (as the case may be) surrender of such Bond.
When interest is required to be calculated for a period of less

                                                                              42

than one year, it will be calculated on the basis of 360-day year consisting of
12 months of 30 days each and, in the case of an uncompleted month, the number of days elapsed.

The Bonds will cease to bear interest from the due date for redemption therefor unless, upon due presentation thereof, payment of principal is improperly withheld or refused.

3.    RESTRICTIONS ON BORROWINGS

The Company will procure that for so long as any of the Bonds remains outstanding (as defined in the Trust Deed) the aggregate principal amount
(together with any fixed or minimum premium payable on final repayment) for the time being outstanding in respect of:

          (a)   all Borrowings (other than those for the time being owing to and the right to repayment of which is beneficially owned by a member of the Group) shall not at any time exceed 175 per cent. of the Adjusted
          Capital and Reserves; and

          (b)   all Secured Borrowings (other than those for the time being owing to and the right to repayment of which is beneficially owned by a member of the Group) shall not at any time exceed 50 per cent. of the Adjusted Capital and Reserves.

4.    RESTRICTION ON THE DISPOSAL OF ASSETS

          (a)   So long as any of the Bonds remains outstanding, the Company will not, and will ____________ none of the Subsidiaries shall, dispose of the whole or any part of its assets whether by _______ transaction or a series of transactions (whether related or not) if and to the extent that the value of the assets disposed of and failing to be taken into account pursuant to this
Condition 4 when aggregated with the value of all such other disposals of assets by members of the Group would exceed 30 per cent of the value of the total assets of the Group taken as a whole, provided that no disposal shall be taken into account for the purposes of this provision:

                (i)    if the disposal of assets (other than immovable property)
                       is made in the ordinary course of business;

                (ii)   where the disposal is made by any member of the Group to
                       another member of the Group;

                (iii)  if it is a disposal which the Trustee has determined under sub-paragraph (c) below shall not be taken into
                       account;

                (iv)   where the disposal consists of an exchange of assets for
                       other assets of a similar nature and value;

                (v)    if and to the extent that an aggregate amount equivalent
                       to the proceeds of disposal of immovable property has,
                       within a period of 12 months (or such longer period as
                       the Trustee may agree) before or after such disposal,
                       been applied in the acquisition or construction of or
                       improvement to immovable property;

                                                                              43

                (vi)   if and to the extent that an aggregate amount equivalent
                       to the proceeds of disposal of fund assets (other than
                       immovable property) has, within a period of 12 months (or
                       such longer period as the Trustee may agree) before or
                       after such disposal, been applied in the acquisition or
                       construction of or improvement to fixed assets or
                       immovable property;

                (vii)  if and to the extent that an aggregate amount equivalent to the proceeds of disposal of current assets has, within
                       a period of 12 months (or such longer period as the
                       Trustee may agree) before or after such disposal been
                       applied in the acquisition of any assets;

                (viii) where the assets (other than immovable property) disposed of comprise obsolete or obsolescent assets or temporary
                       investments which are surplus to requirements; or

                (ix)   where immovable property is disposed of in the normal
                       course of development of the Group's business.

      (b) For the purpose of the foregoing:

                (i)    the value of any assets disposed of shall be the value
                       thereof as included in the Latest Consolidated Balance
                       Sheet or, in the case of an asset which was not taken
                       into account for the purposes thereof, its book value at
                       the date of disposal;

                (ii)   the value of the total assets of the Group taken as a
                       whole shall be the aggregate value thereof shown in the
                       Latest Consolidated Balance Sheet;

                (iii)  the expenditure of cash shall be deemed not to be a disposal of assets; cash arising from claims for loss of
                       or damage to immovable property shall, however, be deemed
                       not to be cash but to be irrevocable property;

                (iv)   the repayment of borrowings of other indebtedness, the
                       redemption of loan or share capital, the payment of a
                       dividend in cash out of profits or reserves available for
                       the purposes and the temporary application of surplus
                       funds to purchase marketable securities which are
                       subsequently disposed of (and all expenses incurred in
                       connection with such disposal) shall be deemed not to be
                       a disposal of assets;

                (v)    if any shares is a relevant company are disposed of or
                       acquired there shall be deemed to have been a disposal or
                       acquisition not of such shares but or the underlying
                       assets. For this purpose:

                       (A)  "relevant company" means a company which is a
                            Satisfactory at the relevant time;

                       (B)  "underlying assets" means those proportions of the
                            total assets of the relevant company and of any
                            companies which are subsidiaries

                                                                              44

                            of it (other than assets which would be eliminated
                            on consolidation if a consolidated balance sheet of
                            the Group were prepared) which correspond to the
                            proportion of the equity share capital of the
                            company concerned in which the Company is (directly
                            or through Subsidiaries) interested (all as at the
                            relevant time); and

                       (C)  "relevant time" means in the case of an acquisition
                            immediately after such acquisition and in the case
                            of disposal immediately before such disposal;

                (vi)   references to the proceeds of disposal of assets shall be
                       taken to refer to the net proceeds after allowing for
                       taxation payable by reason of the disposal and all
                       expenses incurred in connection with such disposal; and

                (vii)  "disposal" includes sale, transfer or assignment but shall not include an assignment by way of security or the
                       creation of any other security interest, and "dispose"
                       shall be construed accordingly.

          (c)   The Trustee may at any time, without the consent or sanction of the Bondholders, consent to say disposal or determine that any disposals made or intended to be made shall not be taken into account.

5.    REDEMPTION AND PURCHASE

          (a)   Final redemption -- Unless previously redeemed or purchased and cancelled as provided below, the Bonds will be redeemed at their principal amount on 10 July 2020.

          (b)   Redemption at the option of the Company -- The Company may, on or after 10 January 1994 (or such earlier date as the Bank of England may permit as more specifically set out in the Trust Deed), having given not more than 60 nor less than 30 days' notice in accordance with Condition 13, redeem the whole or part (in the principal amount of (pound)10,000,000 or integral multiples thereof) of the Bonds at a redemption price which shall be the higher of the following, together with internet accrued to the date fixed for redemption:

                (i)    par, and

                (ii)   that price, expected at a percentage (rounded to three
                       decimal places, 0.0005 being rounded upwards), at which
                       the Gross Redemption Yield on the Bonds, if they were to
                       be purchased at such price on the third dealing dry prior
                       to the due date for redemption, would be equal to the
                       Gross Redemption Yield on such dealing day of 12 per
                       cent. Exchanger Stock 2013/2017 or of such other United
                       Kingdom government stock as the Trustee, with the advice
                       of three leading brokers operating in the gilt-edged
                       market and/or gilt-edged markets makers, shall determine
                       to be appropriate (the "Reference Stock") on the basis of
                       the middle market price of the Reference Stock prevailing
                       at 11.00 a.m. (London time) on such dealing day, as
                       determined by J. Henry Schroder Wagg & Co. Limited (or
                       such other person as the Trustee may approve). Any

                                                                              45

                       references in these Terms and Conditions to principal
                       shall be deemed to include any such payable as the
                       redemption price pursuant to this Condition 5(b).

The "Gross Redemption" Yield on the Bonds and on the Reference Stock will be expressed as a percentage and will be calculated on the basis indicated by the
Joint Index and Classification Committee of the Institute and Faculty of
Actuaries as reported in the Journal of the Institute of Actuaries, Vol. 105.
Part 1, 1978, page 18 or on such basis as the Trustee may approve.

Notices of redemption will specify the date fixed for redemption, the applicable redemption price and, in the case of partial redemption, the serial members of
Bonds called for redemption, the serial numbers of Bonds previously called for redemption and not presented for payment and the aggregate principal amount of the Bonds to remain outstanding after the redemption. Upon the expiry of any notice of redemption the Company shall be bound to redeem the Bonds called for redemption at the applicable redemption price. In the case of partial redemption, Bonds to be redeemed will be drawn for redemption at such place and individually by lot or otherwise in such manner as may be approved by the
Trustee.

          (c)   Redemption for taxation records -- If the Company at any time satisfies the Trustee that, as a result of any change in or amendments to the laws or regulations of the United Kingdom or any authority thereof or thereto or in the official or judicial interpretation or application of any such laws or regulation since 22 December 1983, on that next due date for payment of interest in respect of the Bonds, the Company would be required to pay any additional amounts in accordance with Condition 7, the Company may, having given not more than 60 nor less than 30 days' prior notice to the Trustee and the Bondholders, redeem all, but not some only, of the Bonds at their principal amount, together with interest accrued to the date fixed for redemption. Upon the expiry of such notice of redemption the Company shall be bound so to redeem the Bonds.

          (d)   Purchases -- The Company or any Subsidiary may (subject as provided below) at any time purchase Bonds in any manner at prices (exclusive of expenses and accrued interest) not exceeding (i) in the case of a purchase by tender, the average of the middle market quotations of the Bonds derived from
The Daily Official List of The International Stock Exchange of the United
Kingdom and the Republic of Ireland Limited ("The Stock Exchange") for the ten
dealing days prior to the date of purchase (the "Average Price") or (ii) in the case of a purchase through The Stock Exchange, the greater of the Average Price and the market price on the date of the purchase if the ________ is than five percent above the Average Price or (iii) in any other case, 130 per cent of the
________ quotation of the Bonds as derived from The Stock Exchange Daily
Official List on the dealing ______ proceeding the date of purchase; provided, however, that the limitations in (i), (ii) and (iii) above apply only so long as the Bonds are listed on The Stock Exchange. If purchases are made by ________
tenders must be available to all Bondholders alike. Bonds purchased may be held,
______ surrendered by the purchaser through the Company for cancellation
(together with all ______ Coupons attached thereto or surrendered therewith).

          (e)   Cancellation -- All Bonds redeemed as aforesaid or surrendered by the purchaser through the Company for cancellation pursuant to sub-paragraph
(d) above will be cancelled

                                                                              46

forthwith, together with all unmatured Coupons relating thereto and surrendered therewith, and may not be resold or reissued.

6.    PAYMENTS

Payments of principal and/or interest in respect of Bonds shall be made against surrender of Bonds, in the case of interest payments due on 10 July in any year,
Coupons. Such payment will be made at any specified office of any Paying Agent by sterling cheque drawn on, or, at the option of the holder, wire transfer to a sterling account maintained by the payee with, a Town Clearing branch of a bank in London, subject to any fiscal or other laws and regulations applicable thereon, but without prejudice and the provisions set out in Condition 7.

Bonds should be presented for payment together with all unmatured Coupons, failing which the amount of any missing unmatured Coupon (or, in the case of payment not being made in full, that proportion of the amount of such missing unmatured Coupon which the sum of principal so paid _______ to the total principal amount due) will be deducted from the sum due for payment. Any amount of principal so deducted will be paid in the manner mentioned above against surrender of the _________ missing Coupon during the period of 12 years next following the relevant date for the payment of such principal, whether or not such Coupon shall have become void pursuant to Condition 9, or if ____ six years from the date for payment stated on such Coupon. If the due date for redemption of any Bond is not 10 July in any year, the interest accrued from the preceding
10 July (or, if the due date for redemption falls before 10 July 1989 from 10
January 1989) shall be payable only against presentation of the relevant Bond at the specified office of any of the Paying Agents as provided above.

If the due date for payment of any amount of principal or interest in respect of any Bond or Coupon is not a day on which banks are open for business in the place where the relevant Bond or Coupon (as the case may be) is presented for payment and, in the case of a payment by transfer to a sterling account in
London, then the holder thereof shall not be entitled to payment of the amount due until the next following such day nor to any further interest or other payment in respect of such delay.

The names of the initial Principal and other Paying Agents are set out at the end of these Terms and Conditions. The Company reserves the right, subject to the approval of the Trustee, at any time to void or terminate the appointment of any Paying Agent and to appoint other or further Paying Agents, provided that it will at all times maintain a Paying Agent with a specified office in continental
Europe and, so long as the Bonds are listed on The Stock Exchange, a Paying
Agent with a specified office in London. Notice of any such termination or appointment and of any changes in the specified offices of the Paying Agents will be given by the Company to the Bondholders in accordance with Condition 13.

7.    TAXATION

All payments of principal and interest will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of nature imposed or levied by or on behalf of the United Kingdom or any authority thereof or therein having power to tax, unless the Company is required by law to withhold or deduct amounts for,

                                                                              47

or on account of, such taxes, duties, assessments or governmental charges. In that event, the Company will pay such additional amounts as will be necessary in order that the met amounts received by the Bondholders and/or Couponholders after such withholding or deduction shall equal the respective amounts of principal and interest which would otherwise have been receivable in respect thereof in the absence of such withholding or deduction, except that no such additional amounts shall be payable with respect to any Bond or Coupon presented for payment:

          (a)   by or on behalf of a holder who is liable to such taxes, duties, assessments or governmental charges by reason of his being connected with the
United Kingdom otherwise then by the mere holding of such Bond or Coupon; or

          (b)   in the United Kingdom(1), or

          (c)   more than 30 days after the relevant date except to the extent that the holder thereof would have been entitled to such additional amounts on presenting the same for payment on the last day of such period.

As used herein, the "relevant date" in respect of any Bond or Coupon means the date on which payment in respect thereof first becomes due or (if the full amount of the moneys payable has not been received by the Principal Paying Agent or the Trustee on or prior to such due date the date on which notice is duly given to the Bondholders in accordance with Condition 13 that such moneys have been so received and are available for payment.

References herein to principal and interest shall be deemed to include any additional amounts which may be payable under the obligations referred to in this Condition or any obligations undertaken in addition thereto or in substitution therefor pursuant to the Trust Deed.

8.    REPAYMENT IN EVENT OF DEFAULT

The Trustee at its discretion may, and if so requested in writing by the holders of not less than 20 per cent in principal amount of the Bonds then outstanding or if so directed by an Extraordinary Resolution of the Bondholders shall, by written notice to the Company declare the Bonds to be, and upon such declaration, the Bonds shall immediately become, due and repayable at their principal account, together with accrued interest (as provided in the Trust
Deed), upon the happening of any of the following events:

          (a)   default being made for a period of seven business days in any payment of principal of any of the Bonds for a period of 15 business days in any payment of interest in respect of any of the Bonds; or

          (b)   the Company failing to perform or observe any of its other obligations under the Bonds or the Trust Deed (except where the Trustee considers such default to be incapable of remedy when no notice will be required) such failure constituting for the period of 30 days (or such longer period as the Trustee may permit) next following the service by the Trustee on the Company of notice requiring the same to be remedies; or

--------------------------
(1)   See "United Kingdom Taxation" below.

                                                                              48

          (c)   an order being made or an effective resolution being passed for winding up the Company (otherwise than for the purpose of an amalgamation, reconstruction, merger or other similar arrangement the terms of which have been approved by the Trustee); or

          (d)   the Company stopping payment or ceasing or threatening to cease to carry on all or substantially all of its business (otherwise than for the purposes of an amalgamation, reconstruction, merger or other similar arrangement the terms of which have been approved by the Trustee) or being unable to pay its debts generally as they fall due; or

          (e)   an order being made or an effective resolution being passed fo winding up a Principal Subsidiary (otherwise than for the purposes of an amalgamation, reconstruction, merger or other similar arrangement under which the whole or substantially the whole of the assets of the relevant Principal
Subsidiary are transferred to the Company or another Principal Subsidiary or the terms of which have been approved by the Trustee) or (otherwise than as aforesaid) a Principal Subsidiary stopping payment or ceasing or threatening to cease to carry an all or substantially all of its business or being unable to pay its debts within the meaning of Section 123(1)(c) of the Insolvency Act of
1986 (as the same may be amended) or filing a petition for suspension of payments or for bankruptcy or insolvency or being declared bankrupt or insolvent; or

          (f)   an order being made by any competent court, or any resolution being passed by the Company or any Principal Subsidiary to apply, for judicial composition proceedings with its creditors; or a trustee, liquidator, receiver, administrator, administrative receiver, or other similar official being appointed in relation to the Company or any Principal Subsidiary or a substantial part of the assets of the Company or any Principal Subsidiary; or a distress or execution or other process being levied or enforced upon or ___ out against or a encumbrancer taking possession of any substantial part of the assets of the Company or any Principal Subsidiary and in any such case not being discharged within 30 days; or

          (g)   any indebtedness for borrowed money (as defined in the Trust
Deed) aggregating not less than whichever is the greater of (pound)5,000,000 and one per cent. of Adjusted Capital and Reserves (or the equivalent in other currencies) of the Company or any Principal Subsidiary (i) becoming or (unless the Trustee is satisfied such declaration is being contested in good faith)
being declared repayable prior to the due date for _______________________ by reason of default on the part of the Company or such Principal Subsidiaries
_______________________ being repaid on the due date for payment thereof as extended by any period of _________________________ guarantee of any indebtedness for borrowed money given by the Company or any Principal Subsidiary not being honoured in an amount aggregating not less than _______________ or the greater of (pound)5,000,000 and one per cent. of Adjusted Capital and Reserves
(or the equivalent in other currencies) when due and called upon, unless the
Trustee is satisfied that such obligation is being contested in good faith;

          (h)   and, in the case of the happening of any of the events referred to in sub-paragraphs (b), (d), (e), (f) or (g) above, the same having also been certified by the Trustee in writing to be in its opinion materially prejudicial to the interests of the Bondholders.

                                                                              49

9.    PRESCRIPTION

Bonds and Coupons will become void unless presented for payment within periods of 12 years and six years respectively from the relevant date in respect thereof.

10.   MEETINGS, MODIFICATION OF TERMS AND CONDITIONS, WAIVER AND SUBSTITUTION

The Trust Deed contains provision for convening meetings of the Bondholders to consider any matter affecting their interests, including modification by
Extraordinary Resolution of the Terms and Conditions of the Bonds, the Coupons
and the Trust Deed, provided that certain of the provisions of the Trust Deed, including modifying the currency of payment of the Bonds and the Coupons, the required quorum for meetings and the majority for the passing of Extraordinary
Resolutions thereof may only be modified as a meeting of Bondholders for which special quorum provision apply. Any resolution duly passed at any such meeting shall be binding on all the Bondholders, whether present or not, and on all the
Couponholders.

The Trustee may agree, without the consent of the Bondholders or the
Couponholders, to any modification of the Terms and Conditions of the Bonds, the
Coupons and the Trust Deed which, except as aforesaid, in the opinion of the
Trustee, will not materially prejudice the interests of the Bondholders, or which is of a formal minor or technical nature or is made to correct a ______
error. The Trustee may also waive or authorize any breach or proposed breach by the Company of the provisions of the Trust Deed, the Bonds or the Coupons which, in the opinion of the Trustee is not materially prejudicial to the interests of the Bondholders. The Trustee may also agree, subject to the relevant provisions of the Trust Deed and to such other conditions (if any) as the Trustee may require but without the consent of the Bondholders or the Couponholders, (i) to the substitution of a Subsidiary in place of the Company as principal debtor under the Trust Deed and the Bonds subject to the Company unconditionally and irrevocably guaranteeing the Subsidiary's obligation in respect of the Bonds and
Coupons, by a document in such form and substance as the Trustee may require, and/or (ii) to the substitution of any successor company of the Company in place of the Company.

In connection with any such modification, waiver, authorization or substitution, the Trustee shall not have regard to the tax or other consequences thereof for individual Bondholders or Couponholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory.

Any such modification, wavier, authorisation or substitution shall be binding on the Bondholders and the Couponholders and, unless the Trustee agrees otherwise, any such modification or substitution shall be notified to the Bondholders as soon as possible thereafter.

11.   INDEMNIFICATION OF THE TRUSTEE

The Trust Deed contains provision for the indemnification of the Trustee and for its relief from responsibility, including provisions relieving it from taking proceedings to enforce payment unless indemnified to its satisfaction.

                                                                              50

12.   REPLACEMENT OF BONDS AND COUPONS

If a Bond or Coupon is mutilated, defaced, lost, stolen or destroyed it may be replaced at the specified office of the Paying Agent in London or, with the approval of the Trustee, at the specified office of such other Paying Agent as the Company may for this purpose determine (notice thereof having been given to the Bondholders in accordance with Conditions 13) on payment of any reasonable costs which may be incurred in connection therewith and on such terms as to evidence and indemnity as the Company may reasonably require.

Mutilated or defaced Bonds or Coupons must be surrendered before replacements will be issued.

13.   NOTICES

All notices to Bondholders will be duly given if published once in a leading
London daily newspaper (which is expected to be the Financial Times) or, if publication in London is not practicable, in another leading English language newspaper with circulation in Europe approved by the Trustee. Such notices shall be deemed to have been given on the date of such publication or, if published more than once, on the date of the first such publication.

14.   ENFORCEMENT

At any time after the Bonds shall have become due and repayable, the Trustee may, at its discretion and without further notice, institute such proceedings against the Company as it may think fit to enforce repayment of the Bonds together with accrued interest and to enforce the provisions of the Trust Deed, but it shall not be bound to take any such proceedings unless (a) it shall have been so directed by an Extraordinary Resolution of the Bondholders or so
requested in writing by the holders of not less than 20 per cent. of the principal amount of the Bonds then outstanding, and (b) it shall have been indemnified to its satisfaction. Only the Trustee may pursue the remedies available under the general law or under the Trust Deed to enforce the rights of the Bondholders and Couponholders and no such holder shall be entitled to proceed against the Company unless the Trustee, having become bound to proceed in accordance with the terms of the Trust Deed, fails or neglects to do so within a reasonable period and such failure or neglect is continuing.

15.   DEFINITIONS

"Adjusted Capital and Reserves" means at any relevant time the aggregate of the amount of the issued and paid up share capital of the Company and the aggregate amount standing to the credit of the consolidated capital and reserve
____________ reserves of the Company and the Subsidiaries (__________ for the
purpose hereof any share premium account, capital redemption reserve, including reserve, the misappropriated balance of investment grants and the amount standing to the credit of the profit and loss account), all as shown in the
Latest Consolidated Balance Sheet but:

          (i)   adjusted as may be appropriate to take account of (a) any
                increase in or reduction of such share capital and reserves
                (other than in respect of any unaudited profit or loss
                attributable to the ordinary course of business) since the date to which the Latest Consolidation Balance Sheet shall have been made up

                                                                              51

                (which shall include an issue or proposed issue of share
                capital for cash which has been unconditionally underwritten to the extent that the underwriters are liable therefor and that such capital is required to be paid up within six
                months from the date when such underwriting liability
                becomes unconditional), (b) any distributions in cash or in specie made (otherwise than to the Company or to a
                Subsidiary) from such reserves or profit and loss account
                since such date and not provided for therein, (c) any
                Subsidiary not consolidated in the Latest Consolidated
                Balance Sheet, any companies which since the date thereof
                have ceased to be Subsidiaries and any companies which will become or will cease to be Subsidiaries as a result of the transaction in relation to which the calculation fails to be made, and (d) any other variation in the Company's interests in Subsidiaries since the date of the Latest Consolidated
                Balance Sheet;

          (ii)  after excluding any amount set aside for taxation (including deferred tax) and any amount attributable to minority interests in Subsidiaries;

          (iii) after deducting all amounts (if any) attributable to goodwill or otherwise attributable to intangible assets an any debit balance on profit and loss account or other reserve account;

          (iv)  addition thereto, in accordance with generally accepted accounting principles of the United States of America, sums equivalent to the unamortized balance of goodwill arising on acquisitions of companies and businesses remaining part of the
                Group which, as at the date of the relevant calculation, have been written off against share capital and reserves in
                accordance with United Kingdom accounting practices;

          (v)   after deducting an amount equal to such part of the interest of the Company or any of the Subsidiaries in a related company as is attributable to any post-acquisition undistributed portion and reserves, but including such interests at original cost or, if lower, book value;

          (vi)  after deducting (if not otherwise deducted) such amount (if any)
                as the Auditors shall consider appropriate in respect of any contingent taxation liabilities on the net amount by which the fixed assets of the Company and the Subsidiaries shall have been written up as a result of any revaluation; and

          (vii) after making such other adjustments (if any) as the Auditors may consider appropriate.

"Auditors" means the auditors for the time being of the Company or in the event of their being _______ or unwilling to carry out any action requested of them pursuant to the terms of the Trust Deed _______ other form of chartered accountants as the Trustee may in writing ___________ or approve for
____________ after consultation with the Company.

"Borrowings" means and include as at any date:

          (i)   all moneys borrowed (with or without security) by any member of the Group;

                                                                              52

          (ii)   the ________ amount of the issued redeemable share capital
                 (other than equity share capital as defined by Section 744 of the Companies Act 1985) of any Subsidiary, which is now
                 beneficially owned by the Company or another Subsidiary;

          (iii)  the maximum amount for the time being outstanding for which any member of the Group has given security or is liable as
                 guarantor or indemnifier in respect of:

                 (a)    obligations for redemption of any share capital of any
                        body corporate (other than share capital which is
                        beneficially owned by any member of the Group); or

                 (b)    the principal amount of moneys borrowed or other
                        indebtedness of any person other than a member of the
                        Group;

          (iv)   the principal amount raised by any member of the Group by
                 acceptances (not being acceptances in relation to the purchase of goods or services in the ordinary course of business which have been outstanding for 180 days or less) or under any
                 acceptance credit opened on its behalf by a bank or accepting house; and

          (v)    the principal amount of any debenture (as defined by Section
                 744 of the Companies Act 1985) of any member of the Group;
                 provided however that, in the case of a debenture which
                 constitutes a deep discount security for the purposes of
                 Sections 57 of, and Schedule 4 to, the Income and Corporation
                 Taxes Act 1988 and contains provisions for prepayment or
                 acceleration, the principal amount shall be deemed at any
                 relevant time to be the highest amount which would, if such debenture were then to be repaid in accordance with any such provision for prepayment or acceleration, be repayable in
                 respect of the principal amount thereof;

but shall not include:

          (vi)   moneys borrowed and otherwise failing to be taken into account pursuant to either of the limits set out in Condition 3 and intended to be applied within six months of being so borrowed in the repayment of moneys borrowed then outstanding which fail to be taken into account pursuant to that Condition pending their application for such purpose or the expiration of such period whichever shall be the earlier, provided that where the new moneys borrowed would otherwise fail to be taken into
                 account pursuant to the limit set out in sub-paragraph (b) of
                 Condition 3 but the moneys borrowed so to be repaid fail to be taken into account only pursuant to the limit set out in
                 sub-paragraph (a) of Condition 3 the new amounts borrowed shall be taken into account and the moneys borrowed so to be repaid shall not;

          (vii)  in the case of a Subsidiary, part of whose equity share capital
                 (defined as aforesaid) is beneficially owned otherwise then by the Company or another Subsidiary, the proportion of the total amounts for the time being outstanding of

                                                                              53

                 moneys borrowed by such Subsidiary, otherwise that from the
                 Company or another Subsidiary, which corresponds to the
                 proportion of the total nominal amount of the issued equity share capital of such Subsidiary not beneficially owned by the Company or another Subsidiary, but only to the extent
                 that an amount equivalent to such proportion exceeds moneys borrowed from such partly-owned Subsidiary by the Company or another Subsidiary;

          (viii) moneys held by the Company or a Subsidiary whether on deposit or current account or otherwise in connection with any scheme for the benefit of employees or their dependents;

          (ix)   borrowings from banks or others for the purpose of financing any contracts in respect of which any part of the price
                 receivable is guaranteed or insured by the Expert Credits
                 Guarantee Department of the Department of Trade and Industry or
                 by any other governmental department (whether in the United
                 Kingdom or elsewhere) fulfilling a similar function or any other institutions approved by the Trustee carrying on similar business to an amount not exceeding that part of the price receivable thereunder which is not guaranteed or insured; and

          (x)    moneys borrowed or raised for the purpose of making deposits with H.M. Cutchens and Excist or other body designated by any relevant legislations or order in connection with import
                 deposits or any similar governmental scheme and which are for the time being so deposited to the extent that the Company or
                 Subsidiary making such deposit retains its interest therein;

and so that:

          (xi)   no amount shall be taken into account more than once in the same calculation;

          (xii)  when the aggregate amount of Borrowings required to be taken into account for the purpose of this definition on any
                 particular day (a "Calculation Day") is being ascertained, any such Borrowings denominated or repayable in a currency other than sterling shall be converted for the purpose of calculating the sterling equivalent at the average of the rate of exchange prevailing on each of the five business days in London ending on and including the Calculation Day (and so that for this purpose the rate of exchange on any such day shall be taken as the middle market rate as at the close of business on such day);

          (xiii) a sum equal to the amount of Borrowings of a company which becomes a Subsidiary after the date hereof and which are
                 outstanding at the date when such company becomes a Subsidiary shall for the period of six months from the date of such event be deemed not to be Borrowings for the purpose of either of the limits contained in Condition 3;

          (xiv)  any company which it is proposed shall become or cease to be a
                 Subsidiary contemporaneously with any relevant transaction shall be treated as if it had already become or ceased to be a
                 Subsidiary; and

                                                                              54

          (xv)   for the avoidance of doubt, amounts prospectively payable for the hire or lease of movable or immovable property shall not be deemed to be Borrowings notwithstanding that a capital amount in respect of such amounts may be included as a liability in the Latest Consolidated Balance Sheet.

"Group" means the Company and the Subsidiaries and "member of the Group" shall be construed accordingly.

"Latest Consolidated Balance Sheet" means, at any date, the then latest consolidated balance sheet of the Company and its Subsidiaries prepared for the purposes of the Companies Act 1985 which has been audited and has been reported on by the Auditors as the main accounts of the Group, whether prepared in accordance with the historical cost convention or current cost convention or otherwise.

"Principal Subsidiary" means at any time any Subsidiary:

          (i)    whose turnover attributable to the Company exceeds 10 per cent.
                 of the consolidated turnover of the Company and the
                 Subsidiaries attributable to the shareholders of the Company;
                 or

          (ii)   whose gross assets attributable to the Company amounts in
                 aggregate to 10 per cent. or more of the consolidated gross assets of the Company and the Subsidiaries attributable to the shareholders of the Company;

all as calculated by reference to the then latest audited accounts (consolidated in the case of a Subsidiary which itself has subsidiaries ) of such Subsidiary and at the Latest Consolidated Balance Sheet; or

          (iii)  to which his transferred the whole or substantially the whole of the assets and undertaking of a Subsidiary which immediately prior to such transfer is a Principal Subsidiary;

all as more particularly described in the Trust Deed.

A report by the Auditors that in their opinion a Subsidiary is or is not or was not at any particular time a Principal Subsidiary shall, in the absence of manifest error, be conclusive and binding on all parties.

"Secured Borrowings" means the aggregate of all Borrowings by the Company or any
Subsidiary on the security of any mortgage or change or other encumbrance over assets of a member of the Group.

"Subsidiary" means a body corporate which is at the relevant time a subsidiary of the Company within the meaning of Section 736 of the Companies Act of 1985.

                                                                              55

16.   FURTHER ISSUERS

The Company shall be at liberty from time to time without the consent of the
Bondholders to create and issue further bonds ranking pari passu in all respects
(or in all respects save for the first payment of interest thereon) and so that the same shall be consolidated and form a single series with the Bonds or further bonds or notes upon such terms as to interest, redemption and otherwise in the Company may at the time of the issue thereof determine. Any further bonds or notes forming a single series with the outstanding bonds or notes or any series (including the Bonds) which have been constituted by the Trust Deed or any deed which is supplemental thereto shall, and any other further bonds or any
____________ with the consent of the Trustee), be constituted by a deed supplemental to the Trust Deed, ___________ these Terms and Conditions, the expression the "Bonds" shall include, unless the __________ requires, any further bonds issued pursuant to the provisions of this Condition 16 and
_____________ series with the Bonds. The Trust Deed contains provisions for converting a single meeting of the Bondholders and the holders of bonds or notes of other series in certain circumstances where the Trustee so decides.

17.   GOVERNING LAW

The Bonds, the Coupons and the Trust Deed are governed by, and shall be construed in accordance with English Law.

                                 USE OF PROCEEDS

The set proceeds from the issue of the Bonds, which are estimated to amount to approximately (pound)96,367,000, will be used for the Group's business activities and for general corporate purposes, including the retirement of existing indebtedness.

                                                                              56

                             MUNICIPAL PAYING AGENT

                         The Chase Manhattan Bank, N.A.
                                 Voolgate House,
                                 Coleman Street,
                                 London EC2P 2HD

                                  PAYING AGENTS

 Chase Manhattan Bank Luxembourg S.A.       Chase Manhattan Bank (Suisse) S.A.
             5 Rue Plaetis                           13 Rue de Rhona
           L-2338 Luxembourg                          CH-1204 Geneva

                          Banque Bruxelles Lambert S.A.
                                Avenue Marnix 24,
                                 B-1050 Brussels

                                                                              57

                           - FORM OF ORIGINAL COUPON -

On the front,

                              Lucas Industries plc

                       (pound)100,000,000 10 7/8 per cent.
                                 Bonds Due 2020

              Coupon for(pound)[ ]/(pound)[ ] due on 10 July [19  ]

         This coupon is payable to bearer subject to the Terms and Conditions endorsed on the Bond to which this Coupon appertains, which shall be biding on the holder of this Coupon whether or not this Coupon is for the time being attached to such Bond at the specified offices of the Paying Agents set out on the reverse hereof and/or any other or further Paying Agents or specified offices duly appointed and notified to the Bondholders.

                              Lucas Industries plc

                    By:
                       -----------------------------------

         ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO
LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS
PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                   00 [0010000][0100000] 0000000000   00    000000

G12JRB 282

                                                                              58

On the back:

                             MUNICIPAL PAYING AGENT

                         The Chase Manhattan Bank, N.A.
                                 Voolgate House,
                                 Coleman Street,
                                 London EC2P 2HD

                                  PAYING AGENT

  Chase Manhattan Bank Luxembourg S.A.      Chase Manhattan Bank (Suisse) S.A.
              5 Rue Plaetis                          13 Rue de Rhona
            L-2338 Luxembourg                         CH-1204 Geneva

                          Banque Bruxelles Lambert S.A.
                                Avenue Marnix 24,
                                 B-1050 Brussels

                                                                              59

                      `THE THIRD SCHEDULE above referred to
                       ------------------------------------

                       PROVISIONS FOR MEETINGS OF HOLDERS
                       ----------------------------------

1.    As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires:

         (a)  "voting certificate" shall mean an English language certificate issued by a Paying Agent and dated in which it is states:

              (i)   that on the date thereof Bearer Securities (not being
              Securities in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting
              specified in such voting certificate and any adjourned such meeting) have been deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control and that no such Securities will cease to be so deposited or held until the first to occur of:

                    (A)   the conclusion of the meeting specified in such
                    certificate or, if applicable, any adjourned such meeting;
                    and

                    (B)   the surrender of the certificate to the Paying Agent
                    who issued the same; and

              (ii)  that the bearer thereof is entitled to attend and vote at such meeting and any adjourned such meeting in respect of the
              Securities represented by such certificate;

         (b)  "block voting institution" shall mean an English language document issued by a Paying Agent and dated in which:

              (i)   it is certified that Bearer Securities (not being Securities in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjourned such meeting) bearing specified serial numbers were deposited with such Paying Agent or
              (to the satisfaction of such Paying Agent) were held to its order or under its control and that no such Securities will cease to be so deposited or held until the first to occur of:

                    (A)   the conclusion of the meeting specified in such
                    certificate or, if applicable, any adjourned such meeting;
                    and

                    (B)   the surrender to the Paying Agent not less than 48
                    hours before the time for which such meeting or any
                    adjourned such meeting is convened of the receipt issued by such Paying Agent in respect of each such deposited
                    Securities which is to be released or (as the case may
                    require) the Security or Securities ceasing with the
                    agreement of the Paying Agent

                                                                              60

                    to be held to its order or under its control and the giving of notices by the Paying Agent to the Company in accordance with paragraph 17 hereof of the necessary amendment to the block voting instruction;

              (ii)  it is certified that each holder of such Securities has instructed such Paying Agent that the vote(s) attributable to the
              Security or Securities deposited or held should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any adjourned such meeting and that all such instruction are during the period commencing 48 hours prior to the time for which such meeting or any adjourned such meeting is convened and ending at the conclusion or adjournment thereof neither revocable nor capable of amendment;

              (iii) the total number and the serial numbers of the Securities so deposited or held are listed distinguishing with regard to each such resolution between those in respect of which
              instructions have been given as aforesaid that the votes
              attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution and any abstentions; and

              (iv)  one or more person or persons named in such document
              (hereinafter called "proxies") is or are authorised and
              instructed by such Paying Agent to cast the votes attributable to the Securities so listed in accordance with the instructions referred to in (iii) above as set out in such document.

         The holder of any voting certificates or the proxies named in any block voting instructions shall for all purposes in connection with the relevant meeting or adjourned meeting of Holders be deemed to be the holder of the
Securities to which such voting certificate or block voting instruction relates and the Paying Agent with which such Securities have been deposited or the person holding the same to the order or under the control of such Paying Agent shall be deemed for such purposes not to be the holder or those Securities:

         (c)  A holder of a Registered Security may by an instrument in writing
(a "form of proxy") in the form available from the specified office of any
Transfer Agent in the English language signed by the holder or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the
Transfer Agent not later than 24 hours before the time fixed for any meeting, appoint any person (a "proxy") to act on his or its behalf in connection with any meeting or proposed meeting of Holders;

         (d)  Any holder of a Registered Security which is a corporation may by delivering to any Transfer Agent not later 24 hours before the time fixed for any meeting a resolution of its directors or other governing body in the English language authorize any person to act as its representative (a "representative")
in connection with any meeting or proposed meeting of Holders;

                                                                              61

         (e)  Any proxy appointed pursuant to sub-paragraph (c) above or representative appointed pursuant to sub-paragraph (d) above shall so long as such appointment remains in force be deemed, for all purposes in connection with any meeting or proposed meeting of Holders specified in such appointment, to be the holder of the Registered Securities to which such appointment relates and the holder of the Registered Security shall be deemed for such purposes not to be the holder.

2.    The Company or the Trustee may at any time and the Company shall upon a requisition in writing signed by the holders of not less than one-tenth in principal amount of the Securities for the time being outstanding convene a meeting of the Holders and if the Company makes default for a period of seven days in convening such a meeting the same may be convened by the Trustee or the requisitionists. Every such meeting shall be held at such place as the Trustee may appoint or approve.

3.    At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is held) specifying the place, day and hour of meeting shall be given to the Holders prior to any meeting of the
Holders in the manner provided by Condition 13. Such notice shall state generally the nature of the business to be transacted at the meeting thereby convened but (except for an Extraordinary Resolution) it shall not be necessary to specify in such notice the terms of any resolution to be proposed. Such notice shall include a statement to the effect that Securities may be deposited with Paying Agents for the purpose of obtaining voting certificates or appointing proxies not less than 48 hours before the time fixed for the meeting or, in the case of corporations, may appoint representatives by resolution of their directors or other governing body. A copy of the notice shall be sent by post and facsimile transmission to the Trustee (unless the meeting is convened by the Trustee) and to the Company (unless the meeting is convened by the
Company) and the holders of Registered Securities may appoint proxies by executing and delivering a form of proxy in the English language to the specified offices of a Transfer Agent not later than 24 hours before the time fixed for the meeting or, in the case of corporations, may appoint representatives by resolution in the English language of their directors or other governing body and by delivering an executed copy of such resolution to the Transfer Agent not later than 24 hours before the time fixed for the meeting.

4.    A person (who may but need not be a Holder) nominated in writing by the
Trustee shall be entitled to take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within fifteen minutes after the time appointed for holding the meeting the Holders present shall choose one of their number to be Chairman, failing which the Company may appoint a Chairman.

5.    At any such meeting two or more persons present holding Securities or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-twentieth of the principal amount of the Securities for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman)
shall be transacted at any meeting unless the exquisite quorum be present at the commencement of business. The quorum to any such meeting for passing an
Extraordinary Resolution shall (subject as provided below) be two or more persons present holding securities or voting certificates or being proxies or representatives and holding or representing in the aggregate a clear majority in principal amount of

                                                                              62

the Securities for the time being outstanding PROVIDED THAT at any meeting the business of which includes any of the following matters (each of which shall only be capable of being effected after having been approved by Extraordinary
Resolution) namely:

          (i)    modification of the date fixed for final maturity of the
                 Securities;

          (ii)   reduction or cancellation of the principal or premium (if any)
                 payable on the Securities;

          (iii)  reduction of the amount payable or alteration of the date of payment tin respect of any interest;

          (iv)   alteration of the currency in which payments under the
                 Securities and Coupons are to be made;

          (v)    alteration of the quorum required for meetings of Holders or of the majority required to pass an Extraordinary Resolution;

          (vi)   alteration of this proviso or the proviso to paragraph 6 below;

          (vii)  amendment of Clauses 12 and 13 of the Trust Deed;

the quorum shall be two or more persons present holding Securities or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than two-thirds of the principal amount of the Securities for the time being outstanding.

6.    If within fifteen minutes after the time appointed for any such meeting a quorum is not present the meeting shall, if convened upon the requisition of
Holders, be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding business day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period being not less than 14 days, and at such place as may be appointed by the Chairman and approved by the Trustee) and at such adjourned meeting two or more persons present holding Securities or voting certificates or being proxies or representatives (whatever the principal amount of the
Securities so hold or represented by them) shall (subject as provided below)
form a quorum and shall (subject as provided below) have power to pass any
Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present PROVIDED THAT at any adjourned meeting the business of which includes any of the matters specified in the proviso to paragraph 5 above, the quorum shall be tow or more persons present holding Securities or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-third of the principal amount of the Securities for the time being outstanding.

7.    Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 above and such notice shall
(except in cases where the proviso to paragraph 6 above shall apply when it shall state the relevant quorum) state that the two persons present

                                                                              63

holding Securities or voting certificates or being proxies or representatives at the adjourned meeting whatever the principal amount of the Securities held or represented by them will form a quorum. Subject as aforesaid it shall not be necessary to give any notice of an adjourned meeting.

8.    Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the votes or vote (if any) to which he may be entitled as a Holder or as a holder of a voting certificate or as a proxy or representative.

9.    At any meeting, unless a poll is (before or on the declaration of, the result of the show of hands) demanded by the Chairman or the Company or by two or more persons present holding Securities or voting certificates or being proxies or representatives and holding or representing the aggregate not less than one-fiftieth part of the principal amount of the Securities then outstanding, a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of or against such resolution.

10.   Subject to paragraph 12 below, if at any such meeting a poll is so demanded it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

11.   The Chairman may with the consent of (and shall, if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for the lack of required quorum) have been transacted at the meeting from which the adjournment took place.

12.   Any poll  demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

13.   The Trustee and its lawyers and any director, officer or employee of a corporation being a trustee of these presents and any director or officer of the
Company and its lawyers and any other person authorised in that behalf by the
Trustee or the Company may attend and speak at any meeting. Save as aforesaid, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Holders or join with others in requesting the convening of such a meeting or to exercise the rights conferred on the Holders by Conditions 8 and 14 unless he either produces the Security or Securities of which he is the holder or a voting certificate or is a proxy. Neither the
Company nor any Subsidiary shall be entitled to vote at any meeting in respect of Securities held by it for the benefit of any such company. Nothing herein contained shall prevent any of the proxies named in any block voting instruction from being a director, officer or representative of or otherwise connected with the Company or any Subsidiary.

                                                                              64

14.   Subject as provided in paragraph 13 hereof at any meeting:

         (a)  on a show of hands every person who is present in person and produces a Security or voting certificate or is a proxy shall have one vote; and

         (b)  on a poll every person who is so present shall have one vote in respect of each (pound)1 in principal amount of the Security so produced or represented by the voting certificate so produced or in respect of which he is a proxy.

Without prejudice to the obligations of the proxies named in any block voting instruction any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15.   The proxies named in any block voting instruction need not be Holders.

16.   Each block voting instruction together (if so required by the Trustee)
with proof satisfactory to the Trustee of its due execution on behalf of the relevant Paying Agent shall be deposited at such place as the Trustee shall approve not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the proxies named in the block voting instruction propose to vote an din default the block voting instruction shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A certified copy of each block voting instruction shall be deposited with the Trustee before the commencement of the meeting or adjourned meeting but the Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any such block voting instruction.

17.   Any vote given in accordance with the terms of a block voting instruction shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or of any of the Holders' instructions pursuant to which it was executed PROVIDED THAT no imitation in writing of such revocation or amendment shall have been received from the relevant Paying Agent by the Company at its registered office (or such other place as may have been approved by the
Trustee for the purpose) by the time being 48 hours before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction is to be used.

18.   A meeting of the Holders shall in addition to the powers hereinbefore given have the following powers exercisable by Extraordinary Resolution (subject to the provisions relating to the quorum contained in paragraphs 5 and 6) only namely:

         (A)  Power to sanction any compromise or arrangement proposed to be made between the Company and the Holders and Couponholders or any of
         them.

         (B)  Power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Holders and Couponholders against the Company or against any of its property whether such rights shall arise under these presents or otherwise.

         (C)  Power to assent to any modification of the provisions contained in these presents or the Conditions, the Securities or the Coupons which shall be proposed by the Company or the Trustee.

                                                                              65

         (D   Power to give any authority or sanction which under the provisions of these presents or the Securities is required to be given by
         Extraordinary Resolution.

         (E)  Power to appoint any persons (whether Holders or not) as a committee or committees to represent the interests of the Holders and to confer upon such committee or committees any powers or discretions which the Holders could themselves exercise by Extraordinary
         Resolution.

         (F)  Power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being of these presents.

         (G)  Power to discharge or exonerate the Trustee from all liability in respect of any act or omission for which the Trustee may have become responsible under these presents or under the Securities.

         (H)  Power to authorise the Trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution.

         (I)  Power to sanction the exchange of the Securities for or the conversion of the Securities into bonds, shares, stocks, notes, debentures, debenture stock or other obligations or securities of the
         Company or any other body corporate formed or to be formed or any other person or entity.

19.   Any resolution passed at a meeting of the Holders duly convened and held in accordance with these presents shall be binding upon all the Holders whether present or not present at such meeting and whether or not voting and upon all
Couponholders and each of them shall be bound to give effect thereto accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of any resolution duly passed by the Holders shall be published in accordance with Condition 13 by the Company within 14 days of the passing of such resolution PROVIDED THAT the non-publication of such notice shall not invalidate such resolution.

20.   The expression "Extraordinary Resolution" when used in these presents means a resolution passed at a meeting of the Holders duly convened and held in accordance with the provisions herein contained by a majority consisting of not less than three-fourths of the persons voting thereat upon a show of hands or if a poll be duly demanded then by a majority consisting of not less than three-fourths of the votes given on such poll.

21.   Minutes of all resolutions and proceedings at every such meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the Company and any such Minutes as aforesaid if purporting to be signed by the Chairman of the meeting at which such resolution were passed or proceedings had shall be conclusive evidence of the matters therein continued and until the contrary is proved every such meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings had thereat to have been duly passed or had.

                                                                              66

22.   Subject to all other provisions contained in these presents the Trustee may with the consent of the Company, but without the consent of the Holders or the Couponholders, prescribe such further regulations regarding the requisitioning and/or the holding of meetings of Holders and attendance and voting thereat as the Trustee may in its sole discretion think fit.

23.      (1)  If and whenever the Company shall have issued and have outstanding any Securities which are not identical and do not form one single series then those Securities which are in all respects identical shall be deemed to constitute a separate series of the Securities and the foregoing provisions of this Schedule shall have effect subject to the following modifications:

         (a)  a resolution which in the opinion of the Trustee affects one series only of the Securities shall be deemed to have been duly passed if passed at a separate meeting of the holders of Securities of that series;

         (b)  a resolution which in the opinion of the Trustee affects more than one series of the Securities but does not give rise to a conflict of interest between the holders of Securities of any of the series so affected shall be deemed to have been duly passed if passed at a single meeting of the holders of the Securities of all the series so affected;

         (c)  a resolution which in the opinion of the Trustee affects more than one series of the Securities and gives or may give rise to a conflict of interest between the Holders of the Securities of one series or group of series so affected and the Holders of the Securities of another series or group of series so affected shall be deemed to have been duly passed only if in lieu of being passed at a single meeting of the Holders of the Securities of all such series it shall be duly passed at separate meetings of the Holders of the Securities of each series or group of series so affected; and

         (d)  to all such meetings as aforesaid all the preceding provisions of this Schedule shall mutatis mutandis apply as though references therein to Securities and Holders were references to be Securities of the series or group of series in question and to the Holders of such
         Securities respectively.

         (2)  If the Company shall have issued and have outstanding Securities which are not denominated in pounds sterling, in the case of meetings of Holders of Securities of more than one currency the principal amount of such Securities not so denominated shall (i) for the purpose of paragraph (1) above be equivalent in pounds sterling at the spot rate of a bank nominated by the
Trustee for the conversion of the relevant currency or currencies into pounds sterling on the seventh dealing day prior to the day on which notice in writing is received by the Trustee and (ii) for the purposes of paragraphs 5, 6, 9 and
24 above (whether in respect of the meeting, or any adjourned such meeting or any poll resulting therefrom) be the equivalent in pounds sterling at such spot rate on the seventh dealing day prior to the day of such meeting or, if applicable, of the taking of such poll. The number of votes exercisable by each
Holder shall be adjusted in such manner as the Trustee may determine to ensure that each Holder has, so far as the Trustee considers reasonably practicable, votes which fairly reflect the sterling equivalent of the principal amount of
Securities held by him.

                                                                              67

THE COUPON SEAL of                           )
LUCAS INDUSTRIES plc                         )                              C.S.
was hereunto affixed                         )    R. Brown
in the presence of:                          )    G.M. Morris

THE COUPON SEAL of THE LAW                   )
DEBENTURE TRUST CORPORATION                  )                              C.S.
p.l.c. was hereunto affixed                  )
in the presence of:                          )

         C.C.C. Duffett
         Director

         D.E. Anderson
         Assistant Trust Manager